TOUCHSTONE VARIABLE SERIES TRUST

                      Touchstone International Equity Fund
                         Touchstone Emerging Growth Fund
                         Touchstone Small Cap Value Fund
                          Touchstone Growth/Value Fund
                        Touchstone Large Cap Growth Fund
                           Touchstone Enhanced 30 Fund
                           Touchstone Value Plus Fund
                         Touchstone Growth & Income Fund
                            Touchstone Balanced Fund
                           Touchstone High Yield Fund
                              Touchstone Bond Fund
                         Touchstone Standby Income Fund
                          Touchstone Money Market Fund

                       Statement of Additional Information
                                   May 1, 2002
                          (As Revised May 16, 2002 and
                                January 16, 2003)

This Statement of Additional Information is not a Prospectus, but it relates to the Prospectus of Touchstone Variable Series Trust dated May 1, 2002.

Financial statements are incorporated by reference into this Statement of Additional Information from the Funds' most recent annual report.

You can get a free copy of the Prospectus of Touchstone Variable Series Trust or the Funds' most recent annual and semi-annual reports, request other information and discuss your questions about the Funds by contacting your financial advisor or Touchstone at:

                   Touchstone Variable Annuity Service Center
                                 Mail Station 74
                                  400 Broadway
                             Cincinnati, Ohio 45202
                            (800) 669-2796 (Press 2)
                         http://www.touchstonefunds.com

You can view the Funds' Prospectus as well as other reports at the Public Reference Room of the Securities and Exchange Commission.

You can get text-only copies:

     For a fee by writing to or calling the Public Reference Room of the Commission, Washington, D.C. 20549-0102.
     Telephone:  202-942-8090.

     Free from the Commission's Internet website at http://www.sec.gov.

                                TABLE OF CONTENTS
                                -----------------

                                                                            PAGE
                                                                            ----
The Trust and the Funds                                                        3

Description of the Funds and Their Investments and Risks                       3

Investment Restrictions                                                       23

Code of Ethics                                                                28

Management of the Trust                                                       29

Investment Advisory and Other Services                                        33

Brokerage Allocation and Other Practices                                      37

Capital Stock and Other Securities                                            38

Purchase, Redemption and Pricing of Shares                                    39

Taxation of the Funds                                                         39

Performance Information                                                       41

Financial Statements                                                          43

Appendix                                                                      44

                             THE TRUST AND THE FUNDS

     Touchstone Variable Series Trust (the "Trust") is composed of thirteen funds: International Equity Fund, Emerging Growth Fund, Small Cap Value Fund, Growth/Value Fund, Large Cap Growth Fund, Enhanced 30 Fund, Value Plus Fund, Growth & Income Fund, Balanced Fund, High Yield Fund, Bond Fund, Standby Income Fund and Money Market Fund (each, a "Fund" and collectively, the "Funds"). Each Fund (except the Growth/Value Fund) is an open-end, diversified, management investment company. The Growth/Value Fund is an open-end, non-diversified, management investment company. The Trust was formed as a Massachusetts business trust on November 9, 1994.

     Prior to January 1999, the Trust was called Select Advisors Variable Insurance Trust and each existing Fund was referred to as a "Portfolio."

     Touchstone Advisors, Inc. ("Touchstone" or the "Advisor") is the investment advisor of each Fund. The specific investments of each Fund are managed on a day-to-day basis by their respective portfolio advisers (collectively, the "Fund Sub-Advisors"). Integrated Fund Services, Inc. ("Integrated" or the "Administrator") serves as administrator and fund accounting agent to each Fund.

     The Prospectus, dated May 1, 2002, provides the basic information investors should know before investing, and may be obtained without charge by calling the Trust at the telephone number listed on the cover. This Statement of Additional Information, which is not a prospectus, is intended to provide additional information regarding the activities and operations of the Trust and should be read in conjunction with the Prospectus. This Statement of Additional Information is not an offer of any Fund for which an investor has not received a Prospectus.

            DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS

INVESTMENT GOALS

     The investment goal(s) of each Fund is described in the Prospectus. There can be no assurance that any Fund will achieve its investment goal(s).

INVESTMENT STRATEGIES AND RISKS

     The following provides additional information about the investment policies and types of securities which may be invested in by one or more Funds.

FIXED-INCOME AND OTHER DEBT INSTRUMENT SECURITIES

     Fixed-income and other debt instrument securities include all bonds, high yield or "junk" bonds, municipal bonds, debentures, U.S. Government securities, mortgage-related securities including government stripped mortgage-related securities, zero coupon securities and custodial receipts. The market value of fixed-income obligations of the Funds will be affected by general changes in interest rates which will result in increases or decreases in the value of the obligations held by the Funds. The market value of the obligations held by a Fund can be expected to vary inversely to changes in prevailing interest rates. As a result, shareholders should anticipate that the market value of the obligations held by the Fund generally will increase when prevailing interest rates are declining and generally will decrease when prevailing interest rates are rising. Shareholders also should recognize that, in periods of declining interest rates, a Fund's yield will tend to be somewhat higher than prevailing market rates and, in periods of rising interest rates, a Fund's yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to a Fund from the continuous sale of its shares will tend to be invested in instruments producing lower yields than the balance of its portfolio, thereby reducing the Fund's current yield. In periods of rising interest rates, the opposite can be expected to occur. In addition, securities in which a Fund may invest may not yield as high a level of current income as might be achieved by investing in securities with less liquidity, less creditworthiness or longer maturities.

     Ratings made available by Standard & Poor's Corp. ("S&P") and Moody's Investor Service, Inc. ("Moody's"), are relative and subjective and are not absolute standards of quality. Although these ratings are initial criteria for selection of portfolio investments, a Fund Advisor also will make its own evaluation of these securities. Among the factors that will be considered are the long term ability of the issuers to pay principal and interest and general economic trends.

     Fixed-income   securities   may   be   purchased   on  a   when-issued   or
delayed-delivery basis. See "Additional Risks and Investment Techniques -- When-Issued and Delayed-Delivery Securities" below.

COMMERCIAL PAPER

     Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

     For a description of commercial paper ratings, see the Appendix.

MEDIUM AND LOWER RATED AND UNRATED SECURITIES

     Securities rated in the fourth highest category by S&P or Moody's, BBB and Baa, respectively, although considered investment grade, may possess speculative characteristics, and changes in economic or other conditions are more likely to impair the ability of issuers of these securities to make interest and principal payments than is the case with respect to issuers of higher grade bonds.

     Generally, medium or lower-rated securities and unrated securities of comparable quality, sometimes referred to as "junk bonds," offer a higher current yield than is offered by higher rated securities, but also (i) will likely have some quality and protective characteristics that, in the judgment of the rating organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. The yield of junk bonds will fluctuate over time.

     The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher quality bonds. In addition, medium and lower rated securities and comparable unrated securities generally present a higher degree of credit risk. The risk of loss due to default by these issuers is significantly greater because medium and lower-rated securities and unrated securities of comparable quality generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. Since the risk of default is higher for lower rated debt securities, the Fund Sub-Advisor's research and credit analysis are an especially important part of managing securities of this type held by a Fund. In light of these risks, the Board of Trustees of the Trust has instructed the Fund Sub-Advisor, in evaluating the creditworthiness of an issue, whether rated or unrated, to take various factors into consideration, which may include, as applicable, the issuer's financial resources, its sensitivity to economic conditions and trends, the operating history of and the community support for the facility financed by the issue, the ability of the issuer's management and regulatory matters.

     In addition, the market value of securities in lower-rated categories is more volatile than that of higher quality securities, and the markets in which medium and lower-rated or unrated securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets may make it more difficult for the Funds to obtain accurate market quotations for purposes of valuing their respective portfolios and calculating their respective net asset values. Moreover, the lack of a liquid trading market may restrict the availability of securities for the Funds to purchase and may also have the effect of limiting the ability of a Fund to sell securities at their fair value either to meet redemption requests or to respond to changes in the economy or the financial markets.

     Lower-rated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption, a Fund may have to replace the security with a lower yielding security, resulting in a decreased return for shareholders. Also, as the principal value of bonds moves inversely with movements in interest rates, in the event of rising interest rates the value of the securities held by a Fund may decline relatively proportionately more than a portfolio consisting of higher rated securities. If a Fund experiences unexpected net redemptions, it may be forced to sell its higher rated bonds, resulting in a decline in the overall credit quality of the securities held by the Fund and increasing the exposure of the Fund to the risks of lower rated securities. Investments in zero coupon bonds may be more speculative and subject to greater fluctuations in value due to changes in interest rates than bonds that pay interest currently.

     Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require sale of these securities by the Fund, but the Fund Sub-Advisor will consider this event in its determination of whether the Fund should continue to hold the securities.

LOWER-RATED DEBT SECURITIES

     While the market for high yield corporate debt securities has been in existence for many years and has weathered previous economic downturns, the 1980's brought a dramatic increase in the use of such securities to fund highly leveraged corporate acquisitions and restructuring. Past experience may not provide an accurate indication of future performance of the high yield bond market, especially during periods of economic recession. In fact, from 1989 to 1991, the percentage of lower-rated debt securities that defaulted rose significantly above prior levels.

     The market for lower-rated debt securities may be thinner and less active than that for higher rated debt securities, which can adversely affect the prices at which the former are sold. If market quotations are not available, lower-rated debt securities will be valued in accordance with procedures established by the Board of Trustees, including the use of outside pricing services. Judgment plays a greater role in valuing high yield corporate debt securities than is the case for securities for which more external sources for quotations and last sale information is available. Adverse publicity and changing investor perception may affect the ability of outside pricing services to value lower-rated debt securities and the ability to dispose of these securities.

     In considering investments for the Fund, the Fund Sub-Advisor will attempt to identify those issuers of high yielding debt securities whose financial condition is adequate to meet future obligations, has improved or is expected to improve in the future. The Fund Sub-Advisor's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects and the experience and managerial strength of the issuer.

     A Fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise exercise its rights as a security holder to seek to protect the interest of security holders if it determines this to be in the best interest of the Fund.

ILLIQUID SECURITIES

     Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the 1933 Act are referred to as "private placements" or "restricted securities" and are purchased directly from the issuer or in the secondary market. Investment companies do not typically hold a significant amount of these restricted securities or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and an investment company might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. An investment company might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

     In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

     The Securities and Exchange Commission (the "SEC") has adopted Rule 144A, which allows a broader institutional trading market for securities otherwise subject to restriction on their resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act on resales of certain securities to qualified institutional buyers. The Advisor anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.

     Each Fund Sub-Advisor will monitor the liquidity of Rule 144A securities in each Fund's portfolio under the supervision of the Board of Trustees. In reaching liquidity decisions, the Fund Sub-Advisor will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers and other potential purchasers wishing to purchase or sell the security; (3) dealer undertakings to make a market in the security and (4) the nature of the security and of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

RELATED INVESTMENT POLICIES

     No Fund may invest more than 15% of its net assets in securities which are illiquid or otherwise not readily marketable. The Money Market may not invest more than 10% of its net assets in such securities. The Trustees of the Trust have adopted a policy that the International Equity Fund may not invest in illiquid securities other than Rule 144A securities. If a security becomes illiquid after purchase by the Fund, the Fund will normally sell the security unless to do so would not be in the best interests of shareholders.

     Each Fund may purchase securities in the United States that are not registered for sale under federal securities laws but which can be resold to institutions under SEC Rule 144A or under an exemption from such laws. Provided that a dealer or institutional trading market in such securities exists, these restricted securities or Rule 144A securities are treated as exempt from the Fund's 15% (10% in the case of the Money Market Fund) limit on illiquid securities. The Board of Trustees of the Trust, with advice and information from the respective Fund Sub-Advisor, will determine the liquidity of restricted securities or Rule 144A securities by looking at factors such as trading activity and the availability of reliable price information and, through reports from such Fund Sub-Advisor, the Board of Trustees of the Trust will monitor trading activity in restricted securities. If institutional trading in restricted securities or Rule 144A securities were to decline, a Fund's illiquidity could be increased and the Fund could be adversely affected.

     No Fund will invest more than 10% of its total assets in restricted securities (excluding Rule 144A securities).

FOREIGN SECURITIES

     Investing  in  securities  issued  by  foreign  companies  and  governments involves considerations and potential risks not typically associated with investing in obligations issued by the U.S. government and domestic corporations. Less information may be available about foreign companies than about domestic companies and foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic companies. The values of foreign investments are affected by changes in currency rates or exchange control regulations, restrictions or prohibitions on the repatriation of foreign currencies, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in the United States or abroad) or changed circumstances in dealings between nations. Costs are also incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions and custody fees are generally higher than those charged in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards and potential difficulties in enforcing contractual obligations and could be subject to extended clearance and settlement periods.

     The Growth/Value Fund may invest up to 10% of its total assets at the time of purchase in the securities of foreign issuers.

EMERGING MARKET SECURITIES

     Emerging Market Securities are securities that are issued by a company that
(i) is organized under the laws of an emerging market country (any country other than Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Holland, Hong Kong, Ireland, Italy, Japan, Luxembourg, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States, (ii) has its principal trading market for its stock in an emerging market country, or (iii) derives at least 50% of its revenues or profits from corporations within emerging market countries or has at least 50% of its assets located in emerging market countries.

The following Funds may invest in Emerging Market Securities:

     International Equity Fund - up to 15% of total assets, Emerging Growth Fund - up to 10% of total assets, Balanced Fund - up to 15% of total assets, and High Yield Fund.

     Investments in securities of issuers based in underdeveloped countries entail all of the risks of investing in foreign issuers outlined in this section to a heightened degree. These heightened risks include: (i) expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the smaller size of the market for such securities and a low or nonexistent volume of trading, resulting in a lack of liquidity and in price volatility; (iii) certain national policies which may restrict a Fund's investment opportunities including restrictions on investing in issuers in industries deemed sensitive to relevant national interests; and (iv) in the case of Eastern

Europe, the absence of developed capital markets and legal structures governing private or foreign investment and private property and the possibility that recent favorable economic and political developments could be slowed or reversed by unanticipated events.

SPECIAL CONSIDERATIONS CONCERNING EASTERN EUROPE

     Investments in companies domiciled in Eastern European countries may be subject to potentially greater risks than those of other foreign issuers. These risks include: (i) potentially less social, political and economic stability;
(ii) the small current size of the markets for such securities and the low volume of trading, which result in less liquidity and in greater price volatility; (iii) certain national policies which may restrict the Funds' investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in certain Eastern European countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in Eastern Europe may be slowed or reversed by unanticipated political or social events in such countries, or in the Commonwealth of Independent States (formerly the Union of Soviet Socialist Republics).

     So long as the Communist Party continues to exercise a significant or, in some cases, dominant role in Eastern European countries, investments in such countries will involve risks of nationalization, expropriation and confiscatory taxation. The Communist governments of a number of Eastern European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there may be no assurance that such expropriation will not occur in the future. In the event of such expropriation, a Fund could lose a substantial portion of any investments it has made in the affected countries. Further, no accounting standards exist in Eastern European countries. Finally, even though certain Eastern European currencies may be convertible into U.S. dollars, the conversion rates may be artificial in relation to the actual market values and may be adverse to the interests of a Fund's shareholders.

CURRENCY EXCHANGE RATES

     A Fund's share value may change significantly when the currencies, other than the U.S. dollar, in which the Fund's investments are denominated strengthen or weaken against the U.S. dollar. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries as seen from an international perspective. Currency exchange rates can also be affected unpredictably by intervention by U.S. or foreign governments or central banks or by currency controls or political developments in the United States or abroad.

OPTIONS

OPTIONS ON SECURITIES

     The respective Funds may write (sell), to a limited extent, only covered call and put options ("covered options") in an attempt to increase income. However, the Fund may forgo the benefits of appreciation on securities sold or may pay more than the market price on securities acquired pursuant to call and put options written by the Fund.

     When a Fund writes a covered call option, it gives the purchaser of the option the right to buy the underlying security at the price specified in the option (the "exercise price") by exercising the option at any time during the option period. If the option expires unexercised, the Fund will realize income in an amount equal to the premium received for writing the option. If the option is exercised, a decision over which the Fund has no control, the Fund must sell the underlying security to the option holder at the exercise price. By writing a covered call option, the Fund forgoes, in exchange for the premium less the commission ("net premium"), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price.

     When a Fund writes a covered put option, it gives the purchaser of the option the right to sell the underlying security to the Fund at the specified exercise price at any time during the option period. If the option expires unexercised, the Fund will realize income in the amount of the premium received for writing the option. If the put option is exercised, a decision over which the Fund has no control, the Fund must purchase the underlying security from the option holder at the exercise price. By writing a covered put option, the Fund, in exchange for the net premium received, accepts the risk of a decline in the market value of the underlying security below the exercise price.

     A Fund may terminate its obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written. This transaction is called a "closing purchase transaction." Where the Fund cannot effect a closing purchase transaction, it may be forced to incur brokerage commissions or dealer spreads in selling securities it receives or it may be forced to hold underlying securities until an option is exercised or expires.

     When a Fund writes an option, an amount equal to the net premium received by the Fund is included in the liability section of the Fund's Statement of Assets and Liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, the Fund will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold), and the deferred credit related to such option will be eliminated. If a call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security and the proceeds of the sale will be increased by the premium originally received. The writing of covered call options may be deemed to involve the pledge of the securities against which the option is being written.

     When a Fund writes a call option, it will "cover" its obligation by segregating the underlying security on the books of the Fund's custodian or by placing liquid securities in a segregated account at the Fund's custodian. When a Fund writes a put option, it will "cover" its obligation by placing liquid securities in a segregated account at the Fund's custodian.

     A Fund may purchase call and put options on any securities in which it may invest. The Fund would normally purchase a call option in anticipation of an increase in the market value of such securities. The purchase of a call option would entitle the Fund, in exchange for the premium paid, to purchase a security at a specified price during the option period. The Fund would ordinarily have a gain if the value of the securities increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the securities remained at or below the exercise price during the option period.

     A Fund would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or securities of the type in which it is permitted to invest. The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell a security, which may or may not be held in the Fund's portfolio, at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of the Fund's portfolio securities. Put options also may be purchased by the Fund for the purpose of affirmatively benefiting from a decline in the price of securities which the Fund does not own. The Fund would ordinarily recognize a gain if the value of the securities decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the securities remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying portfolio securities.

     Each Fund has adopted certain other nonfundamental policies concerning option transactions which are discussed below.

     The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

     A Fund may engage in over-the-counter options transactions with broker-dealers who make markets in these options. At present, approximately ten broker-dealers, including several of the largest primary dealers in U.S. Government securities, make these markets. The ability to terminate over-the-counter option positions is more limited than with exchange-traded option positions because the predominant market is the issuing broker rather than an exchange, and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. To reduce this risk, the Fund will purchase such options only from broker-dealers who are primary government securities dealers recognized by the Federal Reserve Bank of New York and who agree to (and are expected to be capable of) entering into closing transactions, although there can be no guarantee that any such option will be liquidated at a favorable price prior to expiration. The Fund Sub-Advisor will monitor the creditworthiness of dealers with whom a Fund enters into such options transactions under the general supervision of the Board of Trustees.

RELATED INVESTMENT POLICIES

     Each Fund which invests in equity securities may write or purchase options on stocks. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying stock at the exercise price at any time during the option period. Similarly, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy the underlying stock at the exercise price at any time during the option period. A covered call option with respect to which a Fund owns the underlying stock sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying stock or to possible continued holding of a stock which might otherwise have been sold to protect against depreciation in the market price of the stock. A covered put option sold by a Fund exposes the Fund during the term of the option to a decline in price of the underlying stock.

     To close out a position when writing covered options, a Fund may make a "closing purchase transaction" which involves purchasing an option on the same stock with the same exercise price and expiration date as the option which it has previously written on the stock. The Fund will realize a profit or loss for a closing purchase transaction if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, the Fund may make a "closing sale transaction" which involves liquidating the Fund's position by selling the option previously purchased.

OPTIONS ON SECURITIES INDEXES

     Such options give the holder the right to receive a cash settlement during the term of the option based upon the difference between the exercise price and the value of the index. Such options will be used for the purposes described above under "Options on Securities" or, to the extent allowed by law, as a substitute for investment in individual securities.

     Options on securities indexes entail risks in addition to the risks of options on securities. The absence of a liquid secondary market to close out options positions on securities indexes is more likely to occur, although the Fund generally will only purchase or write such an option if the Fund Sub-Advisor believes the option can be closed out.

     Use of options on securities indexes also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted. The Fund will not purchase such options unless the Advisor and the respective Fund Sub-Advisor each believes the market is sufficiently developed such that the risk of trading in such options is no greater than the risk of trading in options on securities.

     Price movements in a Fund's portfolio may not correlate precisely with movements in the level of an index and, therefore, the use of options on indexes cannot serve as a complete hedge. Because options on securities indexes require settlement in cash, the Fund Sub-Advisor may be forced to liquidate portfolio securities to meet settlement obligations.

     When a Fund writes a put or call option on a securities index it will cover the position by placing liquid securities in a segregated asset account with the Fund's custodian.

     Options on securities indexes are generally similar to options on stock except that the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a security index gives the holders the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of the exercise, multiplied by
(b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars or a foreign currency, as the case may be, times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in securities index options prior to expiration by entering into a closing transaction on an exchange or the option may expire unexercised.

     Because the value of an index option depends upon movements in the level of the index rather than the price of a particular security, whether the Fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of securities prices in the market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in price of a particular security. Accordingly, successful use by a Fund of options on security indexes will be subject to the Fund Sub-Advisor's ability to predict correctly movement in the direction of that securities market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual securities.

RELATED INVESTMENT POLICIES

     Each Fund may purchase and write put and call options on securities indexes listed on domestic and, in the case of those Funds which may invest in foreign securities, on foreign exchanges. A securities index fluctuates with changes in the market values of the securities included in the index.

     To the extent permitted by U.S. federal or state securities laws, the International Equity Fund may invest in options on foreign stock indexes in lieu of direct investment in foreign securities. The Fund may also use foreign stock index options for hedging purposes.

OPTIONS ON FOREIGN CURRENCIES

     Options on foreign currencies are used for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, are utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Fund may purchase put options on the foreign currency. If the value of the currency does decline, a Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

     Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund derived from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

     Options on foreign currencies may be written for the same types of hedging purposes. For example, where a Fund anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates; it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the options will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

     Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

     Certain Funds intend to write covered call options on foreign currencies. A call option written on a foreign currency by a Fund is "covered" if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the Fund has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash and liquid securities in a segregated account with its custodian.

     Certain Funds also intend to write call options on foreign currencies that are not covered for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in the U.S. dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, the Fund collateralizes the option by maintaining in a segregated account with its custodian, cash or liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked to market daily.

RELATED INVESTMENT POLICIES

     Each Fund that may invest in foreign securities may write covered put and call options and purchase put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of portfolio securities and against increases in the dollar cost of securities to be acquired. The Fund may use options on currency to cross-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates for a different, but related currency. As with other types of options, however, the writing of an option on foreign currency will constitute only a partial hedge up to the amount of the premium received, and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may be used to hedge against fluctuations in exchange rates although, in the event of exchange rate movements adverse to the Fund's position, it may not forfeit the entire amount of the premium plus related transaction costs. In addition, the Fund may purchase call options on currency when the Fund Sub-Advisor anticipates that the currency will appreciate in value.

     There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying currency or dispose of assets held in a segregated account until the options expire. Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying currency. The Fund pays brokerage commissions or spreads in connection with its options transactions.

     As in the case of forward contracts, certain options on foreign currencies are traded over-the-counter and involve liquidity and credit risks which may not be present in the case of exchange-traded currency options. The Fund's ability to terminate over-the-counter options ("OTC Options") will be more limited than the exchange-traded options. It is also possible that broker-dealers participating in OTC Options transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, the Fund will treat purchased OTC Options and assets used to cover written OTC Options as illiquid securities. With respect to options written with primary dealers in U.S. Government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the repurchase formula.

FORWARD CURRENCY CONTRACTS

     Because, when investing in foreign securities, a Fund buys and sells securities denominated in currencies other than the U.S. dollar and receives interest, dividends and sale proceeds in currencies other than the U.S. dollar, such Funds from time to time may enter into forward currency transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. A Fund either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or uses forward currency contracts to purchase or sell foreign currencies.

     A forward currency contract is an obligation by a Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward currency contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward currency contract generally has no deposit requirement and is traded at a net price without commission. Each Fund maintains with its custodian a segregated account of liquid securities in an amount at least equal to its obligations under each forward currency contract. Neither spot transactions nor forward currency contracts eliminate fluctuations in the prices of the Fund's securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

     A Fund may enter into foreign currency hedging transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated investment position. Since consideration of the prospect for currency parities will be incorporated into a Fund Sub-Advisor's long-term investment decisions, a Fund will not routinely enter into foreign currency hedging transactions with respect to security transactions; however, the Fund Sub-Advisors believe that it is important to have the flexibility to enter into foreign currency hedging transactions when it determines that the transactions would be in a Fund's best interest. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward currency contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

     While these contracts are not presently regulated by the Commodity Futures Trading Commission ("CFTC"), the CFTC may in the future assert authority to regulate forward currency contracts. In such event the Fund's ability to utilize forward currency contracts in the manner set forth in the Prospectus may be restricted. Forward currency contracts may reduce the potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of forward currency contracts may not eliminate fluctuations in the underlying U.S. dollar equivalent value of the prices of or rates of return on a Fund's foreign currency denominated portfolio securities and the use of such techniques will subject a Fund to certain risks.

     The matching of the increase in value of a forward currency contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. In addition, a Fund may not always be able to enter into forward currency contracts at attractive prices and this will limit the Fund's ability to use such contract to hedge or cross-hedge its assets. Also, with regard to a Fund's use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying a Fund's cross-hedges and the movements in the exchange rates of the foreign currencies in which the Fund's assets that are the subject of such cross-hedges are denominated.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

     The successful use of such instruments draws upon the Fund Sub-Advisor's skill and experience with respect to such instruments and usually depends on the Fund Sub-Advisor's ability to forecast interest rate and currency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, a Fund may not achieve the anticipated benefits of futures contracts or options on futures contracts or may realize losses and thus will be in a worse position than if such strategies had not been used. In addition, the correlation between movements in the price of futures contracts or options on futures contracts and movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

FUTURES CONTRACTS

     A Fund may enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indexes including any index of U.S. Government securities, foreign government securities or corporate debt securities. U.S. futures contracts have been designed by exchanges which have been designated "contracts markets" by the CFTC, and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange. A Fund may enter into futures contracts which are based on debt securities that are backed by the full faith and credit of the U.S. Government, such as long-term U.S. Treasury Bonds, Treasury Notes, Government National Mortgage Association ("GNMA") modified pass-through mortgage-backed securities and three-month U.S. Treasury Bills. A Fund may also enter into futures contracts which are based on bonds issued by entities other than the U.S. Government.

     At the same time a futures contract is purchased or sold, the Fund must allocate cash or securities as a deposit payment ("initial deposit"). It is expected that the initial deposit would be approximately 1 1/2% to 5% of a contract's face value. Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, since each day the Fund would provide or receive cash that reflects any decline or increase in the contract's value.

     At the time of delivery of securities pursuant to such a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was written.

     Although futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Fund will incur brokerage fees when it purchases or sells futures contracts.

     The purpose of the acquisition or sale of a futures contract, in the case of a Fund which holds or intends to acquire fixed-income securities, is to attempt to protect the Fund from fluctuations in interest or foreign exchange rates without actually buying or selling fixed-income securities or foreign currencies. For example, if interest rates were expected to increase, the Fund might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Fund. If interest rates did increase, the value of the debt security in the Fund would decline, but the value of the futures contracts to the Fund would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. The Fund could accomplish similar results by selling debt securities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique allows the Fund to maintain a defensive position without having to sell its portfolio securities.

     Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to attempt to hedge against anticipated purchases of debt securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, a Fund could take advantage of the anticipated rise in the value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Fund could then buy debt securities on the cash market.

     When a Fund enters into a futures contract for any purpose, the Fund will establish a segregated account with the Fund's custodian to collateralize or "cover" the Fund's obligation consisting of cash or liquid securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial and variation margin payments made by the Fund with respect to such futures contracts.

     The ordinary spreads between prices in the cash and futures market, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate trends by the Fund Sub-Advisor may still not result in a successful transaction.

     In addition, futures contracts entail risks. Although each applicable Fund Sub-Advisor believes that use of such contracts will benefit the respective Fund, if the Fund Sub-Advisor's investment judgment about the general direction of interest rates is incorrect, a Fund's overall performance would be poorer than if it had not entered into any such contract. For example, if a Fund has hedged against the possibility of an increase in interest rates which would adversely affect the price of debt securities held in its portfolio and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its debt securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell debt securities from its portfolio to meet daily variation margin requirements. Such sales of bonds may be, but will not necessarily be, at increased prices which reflect the rising market. A Fund may have to sell securities at a time when it may be disadvantageous to do so.

OPTIONS ON FUTURES CONTRACTS

     Each Fund may purchase and write options on futures contracts for hedging purposes. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when a Fund is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.

     The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or foreign currency which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, a Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security or foreign currency which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

     The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, a Fund may purchase a put option on a futures contract to hedge its portfolio against the risk of rising interest rates.

     The amount of risk a Fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

     The Fund will not enter into any futures contracts or options on futures contracts if immediately thereafter the amount of margin deposits on all the futures contracts of the Fund and premiums paid on outstanding options on futures contracts owned by the Fund would exceed 5% of the market value of the total assets of the Fund.

ADDITIONAL RISKS OF OPTIONS ON FUTURES CONTRACTS, FORWARD CONTRACTS AND OPTIONS ON FOREIGN CURRENCIES

     Unlike transactions entered into by a Fund in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of forward contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

     Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

     The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

     As in the case of forward contracts, certain options on foreign currencies are traded over-the-counter and involve liquidity and credit risks which may not be present in the case of exchange-traded currency options. A Fund's ability to terminate over-the-counter options will be more limited than with exchange-traded options. It is also possible that broker-dealers participating in over-the-counter options transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, each Fund will treat purchased over-the-counter options and assets used to cover written over-the-counter options as illiquid securities. With respect to options written with primary dealers in U.S. Government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the repurchase formula.

     In addition, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by: (i) other complex foreign political and economic factors; (ii) lesser availability than in the United States of data on which to make trading decisions; (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (v) lesser trading volume.

FUTURES CONTRACTS AND RELATED OPTIONS

     Each Fund may enter into futures contracts and purchase and write (sell) options on these contracts, including but not limited to interest rate, securities index and foreign currency futures contracts and put and call options on these futures contracts. These contracts will be entered into only upon the agreement of the Fund Sub-Advisor that such contracts are necessary or appropriate in the management of the Fund's assets. These contracts will be entered into on exchanges designated by the Commodity Futures Trading Commission ("CFTC") or, consistent with CFTC regulations, on foreign exchanges. These transactions may be entered into for bona fide hedging and other permissible risk management purposes including protecting against anticipated changes in the value of securities a Fund intends to purchase.

     No Fund will hedge more than 25% of its total assets by selling futures, buying puts, and writing calls under normal conditions. In addition, no Fund will buy futures or write puts whose underlying value exceeds 25% of its total assets, and no Fund will buy calls with a value exceeding 5% of its total assets.

     A Fund will not enter into futures contracts and related options for which the aggregate initial margin and premiums exceed 5% of the fair market value of the Fund's assets after taking into account unrealized profits and unrealized losses on any contracts it has entered into.

     A  Fund  may  lose  the  expected  benefit  of  these  futures  or  options transactions and may incur losses if the prices of the underlying commodities move in an unanticipated manner. In addition, changes in the value of the Fund's futures and options positions may not prove to be perfectly or even highly correlated with changes in the value of its portfolio securities. Successful use of futures and related options is subject to a Fund Sub-Advisor's ability to predict correctly movements in the direction of the securities markets generally, which ability may require different skills and techniques than predicting changes in the prices of individual securities. Moreover, futures and options contracts may only be closed out by entering into offsetting transactions on the exchange where the position was entered into (or a linked exchange), and as a result of daily price fluctuation limits there can be no assurance that an offsetting transaction could be entered into at an advantageous price at any particular time. Consequently, a Fund may realize a loss on a futures contract or option that is not offset by an increase in the value of its portfolio securities that are being hedged or a Fund may not be able to close a futures or options position without incurring a loss in the event of adverse price movements.

CERTIFICATES OF DEPOSIT, BANKERS' ACCEPTANCES AND TIME DEPOSITS

     Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Investments in time deposits maturing in more than seven days will be subject to each Fund's restrictions on illiquid investments.

     The Growth/Value Fund and the Money Market Fund may also invest in certificates of deposit, bankers' acceptances and time deposits issued by foreign branches of national banks. Eurodollar certificates of deposit are negotiable U.S. dollar denominated certificates of deposit issued by foreign branches of major U.S. commercial banks. Eurodollar bankers' acceptances are U.S. dollar denominated bankers' acceptances "accepted" by foreign branches of major U.S. commercial banks. Investments in the obligations of foreign branches of U.S. commercial banks may be subject to special risks, including future political and economic developments, imposition of withholding taxes on income, establishment of exchange controls or other restrictions, less governmental supervision and the lack of uniform accounting, auditing and financial reporting standards that might affect an investment adversely.

LENDING OF FUND SECURITIES

     By lending its securities, a Fund can increase its income by continuing to receive interest on the loaned securities as well as by either investing the cash collateral in short-term securities or obtaining yield in the form of interest paid by the borrower when U.S. Government obligations are used as collateral. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. Each Fund will adhere to the following conditions whenever its securities are loaned: (i) the Fund must receive at least 100 percent cash collateral or equivalent securities from the borrower; (ii) the borrower must increase this collateral whenever the market value of the securities including accrued interest rises above the level of the collateral; (iii) the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (v) the Fund may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower; provided, however, that if a material event adversely affecting the investment occurs, the Board of Trustees must terminate the loan and regain the right to vote the securities.

     Each Fund may lend securities to brokers, dealers and other financial organizations. These loans, if and when made, may not exceed 30% (except for the Large Cap Growth Fund) of a Fund's assets taken at value. A Fund's loans of securities will be collateralized by cash, letters of credit or U.S. Government securities. The cash or instruments collateralizing a Fund's loans of securities will be maintained at all times in a segregated account with the Fund's custodian, or with a designated subcustodian, in an amount at least equal to the current market value of the loaned securities. In lending securities to brokers, dealers and other financial organizations, a Fund is subject to risks, which, like those associated with other extensions of credit, include delays in recovery and possible loss of rights in the collateral should the borrower fail financially.

     It is the present intention of the Large Cap Growth Fund to limit the amount of loans of portfolio securities to no more than 25% of the Fund's net assets.

DERIVATIVES

     The Funds may invest in various instruments that are commonly known as derivatives. Generally, a derivative is a financial arrangement, the value of which is based on, or "derived" from, a traditional security, asset, or market index. Some "derivatives" such as certain mortgage-related and other asset-backed securities are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities. There are, in fact, many different types of derivatives and many different ways to use them. There is a range of risks associated with those uses. Futures and options are commonly used for traditional hedging purposes to attempt to protect a fund from exposure to changing interest rates, securities prices, or currency exchange rates and as a low cost method of gaining exposure to a particular securities market without investing directly in those securities. However, some derivatives are used for leverage, which tends to magnify the effects of an instrument's price changes as market conditions change. Leverage involves the use of a small amount of money to control a large amount of financial assets, and can in some circumstances, lead to significant losses. A Fund Sub-Advisor will use derivatives only in circumstances where the Fund Sub-Advisor believes they offer the most economic means of improving the risk/reward profile of the Fund. Derivatives will not be used to increase portfolio risk above the level that could be achieved using only traditional investment securities or to acquire exposure to changes in the value of assets or indexes that by themselves would not be purchased for the Fund. The use of derivatives for non-hedging purposes may be considered speculative. A description of the derivatives that the Funds may use and some of their associated risks is found below.

ADRS, ADSS, EDRS AND CDRS

     ADRs and ADSs are U.S. dollar-denominated receipts typically issued by domestic banks or trust companies that represent the deposit with those entities of securities of a foreign issuer. They are publicly traded on exchanges or over-the-counter in the United States. European Depositary Receipts ("EDRs"), which are sometimes referred to as Continental Depositary Receipts ("CDRs"), may also be purchased by the Funds. EDRs and CDRs are generally issued by foreign banks and evidence ownership of either foreign or domestic securities. Certain institutions issuing ADRs, ADSs or EDRs may not be sponsored by the issuer of the underlying foreign securities. A non-sponsored depository may not provide the same shareholder information that a sponsored depository is required to provide under its contractual arrangements with the issuer of the underlying foreign securities.

U.S. GOVERNMENT SECURITIES

     Each Fund may invest in U.S. Government securities, which are obligations issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities. Some U.S. Government securities, such as U.S. Treasury bills, Treasury notes and Treasury bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States. Others are supported by: (i) the right of the issuer to borrow from the U.S. Treasury, such as securities of the Federal Home Loan Banks; (ii) the discretionary authority of the U.S. government to purchase the agency's obligations, such as securities of the FNMA; or (iii) only the credit of the issuer, such as securities of the Student Loan Marketing Association. No assurance can be given that the U.S. Government will provide financial support in the future to U.S. Government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States.

     Securities guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities include: (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. Government or any of its agencies, authorities or instrumentalities; and (ii) participation interests in loans made to foreign governments or other entities that are so guaranteed. The secondary market for certain of these participation interests is limited and, therefore, may be regarded as illiquid.

MORTGAGE-RELATED SECURITIES

     Each Fund may invest in mortgage-related securities. There are several risks associated with mortgage-related securities generally. One is that the monthly cash inflow from the underlying loans may not be sufficient to meet the monthly payment requirements of the mortgage-related security.

     Prepayment of principal by mortgagors or mortgage foreclosures will shorten the term of the underlying mortgage pool for a mortgage-related security. Early returns of principal will affect the average life of the mortgage-related securities remaining in a Fund. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. In periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the average life of a pool of mortgage-related securities. Conversely, in periods of falling interest rates the rate of prepayment tends to increase, thereby shortening the average life of a pool. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the yield of a Fund. Because prepayments of principal generally occur when interest rates are declining, it is likely that a Fund will have to reinvest the proceeds of prepayments at lower interest rates than those at which the assets were previously invested. If this occurs, a Fund's yield will correspondingly decline. Thus, mortgage-related securities may have less potential for capital appreciation in periods of falling interest rates than other fixed-income securities of comparable maturity, although these securities may have a comparable risk of decline in market value in periods of rising interest rates. To the extent that a Fund purchases mortgage-related securities at a premium, unscheduled prepayments, which are made at par, will result in a loss equal to any unamortized premium.

     CMOs are obligations fully collateralized by a portfolio of mortgages or mortgage-related securities. Payments of principal and interest on the mortgages are passed through to the holders of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which a Fund invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities.

     Mortgage-related securities may not be readily marketable. To the extent any of these securities are not readily marketable in the judgment of the Fund Sub-Advisor, the investment restriction limiting a Fund's investment in illiquid instruments to not more than 15% of the value of its net assets will apply.

STRIPPED MORTGAGE-RELATED SECURITIES

     These securities are either issued and guaranteed, or privately-issued but collateralized by securities issued, by GNMA, FNMA or FHLMC. These securities represent beneficial ownership interests in either periodic principal distributions ("principal-only") or interest distributions ("interest-only") on mortgage-related certificates issued by GNMA, FNMA or FHLMC, as the case may be. The certificates underlying the stripped mortgage-related securities represent all or part of the beneficial interest in pools of mortgage loans. The Fund will invest in stripped mortgage-related securities in order to enhance yield or to benefit from anticipated appreciation in value of the securities at times when its Fund Sub-Advisor believes that interest rates will remain stable or increase. In periods of rising interest rates, the expected increase in the value of stripped mortgage-related securities may offset all or a portion of any decline in value of the securities held by the Fund.

     Investing in stripped mortgage-related securities involves the risks normally associated with investing in mortgage-related securities. See
"Mortgage-Related Securities" above. In addition, the yields on stripped mortgage-related securities are extremely sensitive to the prepayment experience on the mortgage loans underlying the certificates collateralizing the securities. If a decline in the level of prevailing interest rates results in a rate of principal prepayments higher than anticipated, distributions of principal will be accelerated, thereby reducing the yield to maturity on interest-only stripped mortgage-related securities and increasing the yield to maturity on principal-only stripped mortgage-related securities. Sufficiently high prepayment rates could result in a Fund not fully recovering its initial investment in an interest-only stripped mortgage-related security. Under current market conditions, the Fund expects that investments in stripped mortgage-related securities will consist primarily of interest-only securities. Stripped mortgage-related securities are currently traded in an over-the-counter market maintained by several large investment banking firms. There can be no assurance that the Fund will be able to effect a trade of a stripped mortgage-related security at a time when it wishes to do so. The Fund will acquire stripped mortgage-related securities only if a secondary market for the securities exists at the time of acquisition. Except for stripped mortgage-related securities based on fixed rate FNMA and FHLMC mortgage certificates that meet certain liquidity criteria established by the Board of Trustees, the Funds will treat government stripped mortgage-related securities and privately-issued mortgage-related securities as illiquid and will limit its investments in these securities, together with other illiquid investments, to not more than 15% of net assets.

     The   Growth/Value   Fund  may  also  purchase  Coupons  Under  Book  Entry
Safekeeping ("CUBES"), Treasury Receipts ("TRs"), Treasury Investment Growth Receipts ("TIGRs") and Certificates of Accrual on Treasury Securities ("CATS").

     STRIPS, CUBES, TRs, TIGRs and CATS are sold as zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is amortized over the life of the security, and such amortization will constitute the income earned on the security for both accounting and tax purposes. Because of these features, these securities may be subject to greater interest rate volatility than interest-paying U.S. Treasury obligations. The Growth/Value Fund will limit its investment in such instruments to 20% of its total assets.

ZERO COUPON SECURITIES

     Zero coupon U.S. Government securities are debt obligations that are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon securities do not require the periodic payment of interest. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash. These investments may experience greater volatility in market value than U.S. Government securities that make regular payments of interest. A Fund accrues income on these investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund's distribution obligations, in which case the Fund will forego the purchase of additional income producing assets with these funds. Zero coupon securities include STRIPS, that is, securities underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. government, its agencies, authorities or instrumentalities. They also include Coupons Under Book Entry System ("CUBES"), which are component parts of U.S. Treasury bonds and represent scheduled interest and principal payments on the bonds.

LOANS AND OTHER DIRECT DEBT INSTRUMENTS

     These are instruments in amounts owed by a corporate, governmental or other borrower to another party. They may represent amounts owed to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables) or to other parties. Direct debt instruments purchased by a Fund may have a maturity of any number of days or years, may be secured or unsecured, and may be of any credit quality. Direct debt instruments involve the risk of loss in the case of default or insolvency of the borrower. Direct debt instruments may offer less legal protection to a Fund in the event of fraud or misrepresentation. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Direct debt instruments also may include standby financing commitments that obligate a Fund to supply additional cash to the borrower on demand at the time when a Fund would not have otherwise done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid.

     These instruments will be considered illiquid securities and so will be limited, along with a Fund's other illiquid securities, to not more than 15% of the Fund's net assets.

SWAP AGREEMENTS

     To help enhance the value of its portfolio or manage its exposure to different types of investments, the Funds may enter into interest rate, currency and mortgage swap agreements and may purchase and sell interest rate "caps," "floors" and "collars."

     In a typical interest rate swap agreement, one party agrees to make regular payments equal to a floating interest rate on a specified amount (the "notional principal amount") in return for payments equal to a fixed interest rate on the same amount for a specified period. If a swap agreement provides for payment in different currencies, the parties may also agree to exchange the notional principal amount. Mortgage swap agreements are similar to interest rate swap agreements, except that notional principal amount is tied to a reference pool of mortgages.

     In a cap or floor, one party agrees, usually in return for a fee, to make payments under particular circumstances. For example, the purchaser of an interest rate cap has the right to receive payments to the extent a specified interest rate exceeds an agreed level; the purchaser of an interest rate floor has the right to receive payments to the extent a specified interest rate falls below an agreed level. A collar entitles the purchaser to receive payments to the extent a specified interest rate falls outside an agreed range.

     Swap agreements may involve leverage and may be highly volatile; depending on how they are used, they may have a considerable impact on a Fund's performance. Swap agreements involve risks depending upon the other party's creditworthiness and ability to perform, as judged by the Fund Sub-Advisor, as well as the Fund's ability to terminate its swap agreements or reduce its exposure through offsetting transactions.

     All swap agreements are considered as illiquid securities and, therefore, will be limited, along with all of a Fund's other illiquid securities, to 15% of that Fund's net assets.

CUSTODIAL RECEIPTS

     Custodial receipts or certificates, such as Certificates of Accrual on Treasury Securities ("CATS"), Treasury Investors Growth Receipts ("TIGRs") and Financial Corporation certificates ("FICO Strips"), are securities underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. Government, its agencies, authorities or instrumentalities. The underwriters of these certificates or receipts purchase a U.S. Government security and deposit the security in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the U.S. Government security. Custodial receipts evidencing specific coupon or principal payments have the same general attributes as zero coupon U.S. Government securities, described above. Although typically under the terms of a custodial receipt a Fund is authorized to assert its rights directly against the issuer of the underlying obligation, the Fund may be required to assert through the custodian bank such rights as may exist against the underlying issuer. Thus, if the underlying issuer fails to pay principal and/or interest when due, a Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the issuer. In addition, if the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in respect of any taxes paid.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES

     To secure prices deemed advantageous at a particular time, each Fund may purchase securities on a when-issued or delayed-delivery basis, in which case delivery of the securities occurs beyond the normal settlement period; payment for or delivery of the securities would be made prior to the reciprocal delivery or payment by the other party to the transaction. A Fund will enter into when-issued or delayed-delivery transactions for the purpose of acquiring securities and not for the purpose of leverage. When-issued securities purchased by the Fund may include securities purchased on a "when, as and if issued" basis under which the issuance of the securities depends on the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring.

     Securities purchased on a when-issued or delayed-delivery basis may expose a Fund to risk because the securities may experience fluctuations in value prior to their actual delivery. The Fund does not accrue income with respect to a when-issued or delayed-delivery security prior to its stated delivery date. Purchasing securities on a when-issued or delayed-delivery basis can involve the additional risk that the yield available in the market when the delivery takes place may be higher than that obtained in the transaction itself.

REPURCHASE AGREEMENTS

     Each of the Funds may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, a Fund would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. A Fund may enter into repurchase agreements with respect to U.S. Government securities with member banks of the Federal Reserve System and certain non-bank dealers approved by the Board of Trustees. Under each repurchase agreement, the selling institution is required to maintain the value of the securities subject to the repurchase agreement at not less than their repurchase price. The Fund Sub-Advisor reviews on an ongoing basis the value of the collateral and the creditworthiness of those non-bank dealers with whom the Fund enters into repurchase agreements. In entering into a repurchase agreement, a Fund bears a risk of loss in the event that the other party to the transaction defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the underlying securities, including the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or a part of the income from the agreement. Repurchase agreements are considered to be collateralized loans under the Investment Company Act of 1940, as amended (the "1940 Act").

REVERSE REPURCHASE AGREEMENTS

     The Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement the Fund agrees to sell portfolio securities to financial institutions such as banks and broker-dealers and to repurchase them at a mutually agreed date and price. Forward roll transactions are equivalent to reverse repurchase agreements but involve mortgage-backed securities and involve a repurchase of a substantially similar security. At the time the Fund enters into a reverse repurchase agreement it will place in a segregated custodial account cash or liquid securities having a value equal to the repurchase price, including accrued interest. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of the securities. Reverse repurchase agreements are considered to be borrowings by a Fund for purposes of the limitations described in "Investment Restrictions" below. Also see "Borrowings" below.

COVERED DOLLAR ROLLS

     The Bond Fund may enter into dollar rolls (also referred to as forward roll transactions) in which the Fund sells mortgage-based or other fixed-income securities and simultaneously commits to repurchase substantially similar, but not identical, securities on a specified future date. The Fund will not use such transactions for leveraging purposes and, accordingly, at the time the Fund enters into a dollar roll, it will set aside permissible liquid assets in a segregated custodial account to secure its obligation for the forward commitment to buy the securities. The value of such segregated assets must be at least equal to the value of the forward commitment or repurchase obligation (principal plus accrued interest), as applicable. The segregated assets effectively collateralize the Fund's right to receive the securities at the end of the roll period, and also serve to minimize the leveraging effect of the transaction.

     In the case of dollar rolls involving mortgage-related securities, the mortgage-related securities that are purchased typically will be of the same type and will have the same or similar interest rate and maturity as those sold, but will be supported by different pools of mortgages. The Fund forgoes principal and interest, including prepayments, paid during the roll period on the securities sold in a dollar roll, but it is compensated by the difference between the current sales price and the price for the future purchase as well as by any interest earned on the proceeds of the securities sold. The Fund could also be compensated through receipt of fee income. Dollar rolls may be renewed over a period of several months with a different repurchase price and a cash settlement made at each renewal without physical delivery of securities. Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which the Fund agrees to buy a security on a future date.

     Dollar roll transactions are considered to be borrowings by the Fund and the use of such transactions will be subject to the Fund's investment limitations on borrowings. See "Borrowing" and "Investment Restrictions".

     The risks associated with dollar rolls are market risk, since the price of the securities could drop lower than the agreed upon repurchase price during the roll period, or the securities that the Fund is required to repurchase may be worth less than the securities that the Fund originally held; and credit risk, since the counterparty to the transaction could fail to deliver the securities. If the counterparty to whom the Fund sells the securities becomes insolvent, the Fund's right to purchase or repurchase the securities may be restricted. Finally, there can be no assurance that Fund's use of the cash that it receives from a dollar roll will provide a return that exceeds borrowing costs. Further, although the Fund can estimate the amount of expected principal prepayment over the term of the dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of the Fund's borrowing.

BORROWING

     Each Fund may borrow money from banks or from other lenders to the extent permitted by applicable law, for temporary or emergency purposes and to meet redemptions and may pledge assets to secure such borrowings. In addition, the Bond Fund may enter into reverse repurchase agreements and dollar roll transactions that are treated as borrowing by the Fund. The 1940 Act requires the Funds to maintain asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of at least 300% for all such borrowings. It at any time the value of a Fund's assets should fail to meet this 300% coverage test, the Fund, within 3 days (not including Sundays and holidays), will reduce the amount of its borrowings to the extent necessary to meet this test. To reduce its borrowings, a Fund might be required to sell securities at a time when it would be disadvantageous to do so. In addition, because interest on money borrowed is a Fund expense that it would not otherwise incur, the Fund may have less net investment income during periods when its borrowings are substantial. The interest paid by a Fund on borrowings may be more or less than the yield on the securities purchased with borrowed funds, depending on prevailing market conditions. A Fund will not make any borrowing or enter into a reverse repurchase agreement or dollar roll transaction that would cause its outstanding borrowings to exceed one-third of the value of its total assets.

As a matter of current operating policy, and except for the use of reverse repurchase agreements and dollar rolls, the Bond Fund may borrow money from banks or other persons in an amount not exceeding 10% of its total assets, for temporary or emergency purposes. The Fund will not purchase any security while outstanding borrowings, other than reverse repurchase agreements and dollar rolls, exceed 5% of the value of its total assets. These operating policies are not fundamental and may be changed by the Board without shareholder approval.

Borrowing magnifies the potential for gain or loss on a Fund's portfolio securities and, therefore, if employed, increases the possibility of fluctuation in its net asset value. This is the speculative factor known as leverage. To reduce the risks of borrowing, each Fund will limit its borrowings as described above.

TEMPORARY INVESTMENTS

     For temporary defensive purposes during periods when the Fund Sub-Advisor of a Fund believes, in consultation with the Advisor, that pursuing the Fund's basic investment strategy may be inconsistent with the best interests of its shareholders, the Fund may invest its assets without limit in the following money market instruments: securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (including those purchased in the form of custodial receipts), repurchase agreements, certificates of deposit, master notes, time deposits and bankers' acceptances issued by banks or savings and loan associations having assets of at least $500 million as of the end of their most recent fiscal year and high quality commercial paper.

     In addition, for the same purposes the Fund Sub-Advisor of the International Equity Fund may invest without limit in obligations issued or guaranteed by foreign governments or by any of their political subdivisions, authorities, agencies or instrumentalities that are rated at least AA by S&P or Aa by Moody's or, if unrated, are determined by the Fund Sub-Advisor to be of equivalent quality. Each Fund also may hold a portion of its assets in money market instruments or cash in amounts designed to pay expenses, to meet anticipated redemptions or pending investments in accordance with its objectives and policies. Any temporary investments may be purchased on a when-issued basis.

INITIAL PUBLIC OFFERINGS (IPOS)

     An IPO presents the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When a Fund's asset base is small, a significant portion of the Fund's performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund's assets grow, the effect of the Fund's investments in IPOs on the Fund's performance probably will decline, which could reduce the Fund's performance. Because of the price volatility of IPO shares, a Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of a Fund and may lead to increased expenses to the Fund, such as commissions and transaction costs. By selling IPO shares, the Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. There is no assurance that the Fund will be able to obtain allocable portions of IPO shares. The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

     The Funds' investments in IPO shares may include the securities of "unseasoned" companies (companies with less than three years of continuous operations), which present risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product.

CONVERTIBLE SECURITIES

     Convertible securities may offer higher income than the common stocks into which they are convertible and include fixed-income or zero coupon debt securities, which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. Prior to their conversion, convertible securities may have characteristics similar to both non-convertible debt securities and equity securities.

     While convertible securities generally offer lower yields than non-convertible debt securities of similar quality, their prices may reflect changes in the value of the underlying common stock. Convertible securities entail less credit risk than the issuer's common stock.

REAL ESTATE INVESTMENT TRUSTS

     The Growth & Income Fund may invest in REITs, which can generally be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments on real estate mortgages in which they are invested. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs.

     Investment in REITs is subject to risks similar to those associated with the direct ownership of real estate (in addition to securities markets risks). REITs are sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, supply and demand, and the management skill and creditworthiness of the issuer. REITs may also be affected by tax and regulatory requirements.

STANDARD & POOR'S DEPOSITARY RECEIPTS ("SPDRS")

     The Growth & Income Fund may invest up to 5% of its total assets in SPDRs. SPDRs typically trade like a share of common stock and provide investment results that generally correspond to the price and yield performance of the component common stocks of the S&P 500 Index. There can be no assurance that this can be accomplished as it may not be possible for the portfolio to replicate and maintain exactly the composition and relative weightings of the S&P 500 Index securities. SPDRs are subject to the risks of an investment in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of such investment.

OTHER INVESTMENT COMPANIES

     The Funds reserve the right to invest in the securities of other investment companies including money market funds, index funds, "country funds" (i.e., funds that invest primarily in issuers located in a specific foreign country or region), iSharesSM (formerly called World Equity Benchmark Shares or "WEBS"), S&P's Depository Receipts ("SPDRs"), business development companies and small business investment companies. A Fund may not invest more than 5% of its total assets in the securities of any one investment company nor in more than 3% of the voting securities of any other investment company. A Fund will indirectly bear its proportionate share of any advisory fees paid by investment companies in which it invests in addition to the management fee paid by such Fund.

ASSET COVERAGE

     To assure that a Fund's use of futures and related options, as well as when-issued and delayed-delivery transactions, forward currency contracts and swap transactions, are not used to achieve investment leverage, the Fund will cover such transactions, as required under applicable SEC interpretations, either by owning the underlying securities or by establishing a segregated account with the Trust's custodian containing liquid securities in an amount at all times equal to or exceeding the Fund's commitment with respect to these instruments or contracts.

WARRANTS AND RIGHTS

     Warrants are options to purchase equity securities at a specified price and are valid for a specific time period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders. The Growth/Value Fund and the Large Cap Growth Fund may purchase warrants and rights, provided that neither Fund presently intends to invest more than 5% of its net assets at the time of purchase in warrants and rights other than those that have been acquired in units or attached to other securities.

VARIABLE AND FLOATING RATE SECURITIES

     The Growth/Value Fund may acquire variable and floating rate securities, subject to the Fund's investment objective, policies and restrictions. A variable rate security is one whose terms provide for the readjustment of its interest rate on set dates and which, upon such readjustment, can reasonably be expected to have a market value that approximates its par value. A floating rate security is one whose terms provide for the readjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value.

RATING SERVICES

     The ratings of nationally recognized statistical rating organizations represent their opinions as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings are an initial criterion for selection of portfolio investments, each Fund Sub-Advisor also makes its own evaluation of these securities, subject to review by the Board of Trustees. After purchase by a Fund, an obligation may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event would require a Fund to eliminate the obligation from its portfolio, but a Fund Sub-Advisor will consider such an event in its determination of whether a Fund should continue to hold the obligation. A description of the ratings used herein and in the Trust's Prospectuses is set forth in the Appendix.

                             INVESTMENT RESTRICTIONS

     FUNDAMENTAL POLICIES. The "fundamental policies" of each Fund may not be changed with respect to the Fund without the approval of a "majority of the outstanding voting securities" of the Fund. "Majority of the outstanding voting securities" under the Investment Company Act of 1940, as amended (the "1940 Act"), and as used in this Statement of Additional Information and the Prospectus, means, the lesser of (i) 67% or more of the outstanding voting securities of the Fund present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or (ii) more than 50% of the outstanding voting securities of the Fund.

     NONFUNDAMENTAL OPERATING POLICIES. Each Fund (or the Trust, on behalf of each Fund) has adopted additional restrictions as a matter of "operating policy." These restrictions are nonfundamental and are changeable by the Board of Trustees without a shareholder vote.

THE FOLLOWING FUNDAMENTAL POLICIES ARE APPLICABLE TO ALL FUNDS:

     Each Fund may not:

     (1) issue senior securities except as permitted by the 1940 Act, any rule, regulation or order under the 1940 Act or any SEC staff interpretation of the 1940 Act;

     (2) engage in borrowing except as permitted by the 1940 Act, any rule, regulation or order under the 1940 Act or any SEC staff interpretation of the 1940 Act;

     (3) underwrite securities issued by other persons, except to the extent that, in connection with the sale or disposition of portfolio securities, the Fund may be deemed to be an underwriter under certain federal securities laws or in connection with investments in other investment companies;

     (4) purchase the securities of an issuer (other than securities issued or guaranteed by the U.S. government, its agencies or its instrumentalities) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;

     (5) purchase or sell real estate except that the Fund may (i) hold and sell real estate acquired as a result of the Fund's ownership of securities or other instruments; (ii) purchase or sell securities or other instruments backed by real estate, or interests in real estate; and (iii) purchase or sell securities of entities or investment vehicles, including real estate investment trusts, that invest, deal or otherwise engage in transactions in real estate or interests in real estate;

     (6) purchase or sell physical commodities except that the Fund may (i) hold and sell physical commodities acquired as a result of the Fund's ownership of securities or other instruments; (ii) purchase or sell securities or other instruments backed by physical commodities; (iii) purchase or sell options, and
(iv) purchase or sell futures contracts; and

     (7) make loans to other persons except that the Fund may (i) engage in repurchase agreements; (ii) lend portfolio securities, (iii) purchase debt securities; (iv) purchase commercial paper; and (v) enter into any other lending arrangement permitted by the 1940 Act, any rule, regulation or order under the 1940 Act or any SEC staff interpretation of the 1940 Act.

     THE FOLLOWING NONFUNDAMENTAL OPERATING POLICIES ARE APPLICABLE TO ALL FUNDS EXCEPT THE EMERGING GROWTH FUND, THE LARGE CAP GROWTH FUND, THE GROWTH/VALUE FUND AND THE MONEY MARKET FUND.

     The Fund may not:

(i) INTERNATIONAL EQUITY FUND, SMALL CAP VALUE FUND, ENHANCED 30 FUND, VALUE PLUS FUND, GROWTH & INCOME FUND, BALANCED FUND, HIGH YIELD FUND AND STANDBY INCOME FUND - borrow money (including through reverse repurchase agreements or covered dollar rolls involving mortgage-backed securities or similar investment techniques entered into for leveraging purposes), except that the Fund may borrow for temporary or emergency purposes up to 10% of its total assets; provided, however, that no Fund may purchase any security while outstanding borrowings exceed 5%;

(ii) BOND FUND ONLY - except for the use of reverse repurchase agreements and covered dollar rolls, borrow money from banks or other persons in an amount not exceeding 10% of its total assets, as a temporary measure for extraordinary or emergency purposes.

(iii) pledge, mortgage or hypothecate for any purpose in excess of 10% of the Fund's total assets (taken at market value), provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, covered dollar rolls and reverse repurchase agreements are not considered a pledge of assets for purposes of this restriction;

(iv) purchase any security or evidence of interest therein on margin, except that such short-term credit as may be necessary for the clearance of purchases and sales of securities may be obtained and except that deposits of initial deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures;

(v) sell any security which it does not own unless by virtue of its ownership of other securities it has at the time of sale a right to obtain securities, without payment of further consideration, equivalent in kind and amount to the securities sold and provided that if such right is conditional the sale is made upon the same conditions;

(vi) invest for the purpose of exercising control or management;

(vii) purchase securities issued by any investment company except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that securities of any investment company will not be purchased for the Fund if such purchase at the time thereof would cause: (a) more than 10% of the Fund's total assets (taken at the greater of cost or market value) to be invested in the securities of such issuers; (b) more than 5% of the Fund's total assets (taken at the greater of cost or market value) to be invested in any one investment company; or (c) more than 3% of the outstanding voting securities of any such issuer to be held for the Fund; provided further that, except in the case of a merger or consolidation, the Fund shall not purchase any securities of any open-end investment company unless the Fund (1) waives the investment advisory fee, with respect to assets invested in other open-end investment companies and (2) incurs no sales charge in connection with the investment;

(viii) invest more than 15% of the Fund's net assets (taken at the greater of cost or market value) in securities that are illiquid or not readily marketable (defined as a security that cannot be sold in the ordinary course of business within seven days at approximately the value at which the Fund has valued the security) not including (a) Rule 144A securities that have been determined to be liquid in accordance with guidelines approved by the Board of Trustees; and (b) commercial paper that is sold under section 4(2) of the 1933 Act which is not traded flat or in default as to interest or principal and either (i) is rated in one of the two highest categories by at least two nationally recognized statistical rating organizations ("NRSRO'S") and the Fund's Board of Trustees have determined the commercial paper to be liquid in accordance with the guidelines approved by the Fund's Board of Trustees; or (ii) if only one NRSRO rates the security, the security is rated in one of the two highest categories by that NRSRO and the Fund Advisor has determined that the commercial paper is equivalent quality and is liquid in accordance with guidelines approved by the Fund's Board of Trustees;

(ix) invest more than 10% of the Fund's total assets in securities that are restricted from being sold to the public without registration under the 1933 Act (other than Rule 144A Securities deemed liquid in accordance with guidelines approved by the Fund's Board of Trustees);

(x) purchase securities of any issuer if such purchase at the time thereof would cause the Fund to hold more than 10% of any class of securities of such issuer, for which purposes all indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class, except that futures or option contracts shall not be subject to this restriction;

(xi) make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue and equal in amount to, the securities sold short, and unless not more than 10% of the Fund's net assets (taken at market value) is represented by such securities, or securities convertible into or exchangeable for such securities, at any one time (the Funds have no current intention to engage in short selling);

(xii) purchase puts, calls, straddles, spreads and any combination thereof if by reason thereof the value of the Fund's aggregate investment in such classes of securities will exceed 5% of its total assets;

(xiii) write puts and calls on securities unless each of the following conditions are met: (a) the security underlying the put or call is within the investment policies of the Fund and the option is issued by the OCC, except for put and call options issued by non-U.S. entities or listed on non-U.S. securities or commodities exchanges; (b) the aggregate value of the obligations underlying the puts determined as of the date the options are sold shall not exceed 50% of the Fund's net assets; (c) the securities subject to the exercise of the call written by the Fund must be owned by the Fund at the time the call is sold and must continue to be owned by the Fund until the call has been exercised, has lapsed, or the Fund has purchased a closing call, and such purchase has been confirmed, thereby extinguishing the Fund's obligation to deliver securities pursuant to the call it has sold; and (d) at the time a put is written, the Fund establishes a segregated account with its custodian consisting of cash or liquid securities equal in value to the amount the Fund will be obligated to pay upon exercise of the put (this account must be maintained until the put is exercised, has expired, or the Fund has purchased a closing put, which is a put of the same series as the one previously written); and

(xiv) buy and sell puts and calls on securities, stock index futures or options on stock index futures, or financial futures or options on financial futures unless such options are written by other persons and: (a) the options or futures are offered through the facilities of a national securities association or are listed on a national securities or commodities exchange, except for put and call options issued by non-U.S. entities or listed on non-U.S. securities or commodities exchanges; (b) the aggregate premiums paid on all such options which are held at any time do not exceed 20% of the Fund's total net assets; and (c) the aggregate margin deposits required on all such futures or options thereon held at any time do not exceed 5% of the Fund's total assets.

     THE FOLLOWING NONFUNDAMENTAL OPERATING POLICIES ARE APPLICABLE TO THE EMERGING GROWTH FUND.

(i) The Emerging Growth Fund intends to borrow money only as a temporary measure for extraordinary or emergency purposes. In addition, the Fund may engage in reverse repurchase agreements, forward roll transactions involving mortgage-backed securities or other investment techniques entered into for the purpose of leverage.

(ii) The following activities will not be considered to be issuing senior securities with respect to the Fund: (a) collateral arrangements in connection with any type of option, futures contract, forward contract or swap; (b) collateral arrangements in connection with initial and variation margin; (c) a pledge, mortgage or hypothecation of the Fund's assets to secure its borrowings; or (d) a pledge of the Fund's assets to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment Company Institute.

     THE FOLLOWING NONFUNDAMENTAL OPERATING POLICIES ARE APPLICABLE TO THE LARGE CAP GROWTH FUND AND THE GROWTH/VALUE FUND.

(i) The Fund does not currently intend to invest more than 25% of its total assets in the securities of issuers in any particular industry; provided, however, that there is no limitation with respect to investments in obligations issued or guaranteed by the United States Government or its agencies or instrumentalities or repurchase agreements with respect thereto;

(ii) The Fund does not currently intend to invest in companies for the purpose of exercising control;

(iii) The Fund does not currently intend to make short sales of securities; and

(iv) The Fund does not currently intend to invest more than 5% of its total assets in the securities of any investment company or to invest more than 10% of the value of its total assets in securities of other investment companies.

     THE FOLLOWING NONFUNDAMENTAL OPERATING POLICIES ARE APPLICABLE ONLY TO THE GROWTH/VALUE FUND.

(i) The Growth/Value Fund does not currently intend to issue or sell any senior security. This limitation is not applicable to short-term credit obtained by the Fund for the clearance of purchases and sales or redemptions of securities, or to arrangements with respect to transactions involving options, futures contracts and other similar permitted investments and techniques. The Growth/Value Fund does not currently intend to mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any security owned or held by the Fund except as may be necessary in connection with borrowings described in the operating policy related to borrowings below. The Growth/Value Fund does not currently intend to mortgage, pledge or hypothecate more than one-third of its assets in connection with borrowings.

(ii) The Growth/Value Fund does not currently intend to borrow money, except (a) from a bank, provided that immediately after such borrowing there is asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that, when made, such temporary borrowings are in an amount not exceeding 5% of the Growth/Value Fund's total assets. The Growth/Value Fund also does not currently intend to make any borrowing which would cause outstanding borrowings to exceed one-third of the value of its total assets.

(iii) The Growth/Value Fund does not currently intend to purchase, hold or deal in real estate or real estate mortgage loans, except it may purchase (a) U.S. Government obligations, (b) securities of companies which deal in real estate, or (c) securities which are secured by interests in real estate or by interests in mortgage loans including securities secured by mortgage-backed securities.

(iv) The Growth/Value Fund does not currently intend to purchase, hold or deal in commodities and does not currently intend to invest in oil, gas or other mineral explorative or development programs. The Growth/Value Fund also does not currently intend to purchase or sell puts, calls, options, straddles, commodities or commodities futures except as described in this Statement of Additional Information.

(v) The Growth/Value Fund does not currently intend to make loans to other persons if, as a result, more than one-third of the value of its total assets would be subject to such loans. This limitation does not apply to (a) the purchase of marketable bonds, debentures, commercial paper or corporate notes, and similar marketable evidences of indebtedness which are part of an issue for the public or (b) entry into repurchase agreements.

(vi) The Growth/Value Fund does not currently intend to purchase oil, gas or other mineral leases, rights or royalty contracts.

(vii) The Growth/Value Fund does not currently intend to purchase securities for which there are legal or contractual restrictions on resale or for which no readily available market exists (or engage in a repurchase agreement maturing in more than seven days) if, as a result thereof, more than 15% of the value of the Fund's net assets would be invested in such securities.

(viii) The Growth/Value Fund does not currently intend to purchase securities or evidences of interest thereon on "margin." This limitation is not applicable to short-term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities or to the extent necessary to engage in transactions described in the Prospectus and Statement of Additional Information which involve margin purchases.

     THE FOLLOWING NONFUNDAMENTAL OPERATING POLICIES ARE APPLICABLE ONLY TO THE LARGE CAP GROWTH FUND.

(i) The Large Cap Growth Fund does not currently intend to issue or sell any senior security. This limitation is not applicable to short-term credit obtained by the Fund for the clearance of purchases and sales or redemptions of securities, or to arrangements with respect to transactions involving forward foreign currency exchange contracts, options, futures contracts, short sales and other similar permitted investments and techniques.

(ii) The Large Cap Growth Fund does not currently intend to purchase any securities on "margin" (except such short-term credits as are necessary for the clearance of transactions).

(iii) The Large Cap Growth Fund does not currently intend to pledge, mortgage or hypothecate its assets except in connection with borrowings described in the operating policy related to borrowings below.

(iv) The Large Cap Growth Fund does not currently intend to borrow money, except as a temporary measure for extraordinary or emergency purposes and then only in amounts not in excess of 10% of the value of its total assets. While the Fund's borrowings are in excess of 5% of its total assets, the Fund will not purchase any additional portfolio securities.

(v) The Large Cap Growth Fund does not currently intend to purchase, hold or deal in real estate, including real estate limited partnerships.

(vi) The Large Cap Growth Fund does not currently intend to purchase or sell puts, calls, options, straddles, commodities or commodities futures.

(vii) The Large Cap Growth Fund does not currently intend to make loans to other persons, except (a) by loaning portfolio securities if the borrower agrees to maintain collateral marked to market daily in an amount at least equal to the market value of the loaned securities, or (b) by engaging in repurchase agreements. For purposes of this limitation, the term "loans" shall not include the purchase of marketable bonds, debentures, commercial paper or corporate notes, and similar marketable evidences of indebtedness which are part of an issue for the public.

(viii) The Large Cap Growth Fund does not currently intend to purchase oil, gas or other mineral leases or exploration or development programs.

(ix) The Large Cap Growth Fund does not currently intend to purchase the securities of any issuer if such purchase at the time thereof would cause more than 5% of the value of its total assets to be invested in the securities of such issuer (the foregoing limitation does not apply to investments in government securities as defined in the 1940 Act).

(x) The Large Cap Growth Fund does not currently intend to purchase securities which cannot be readily resold to the public because of legal or contractual restrictions on resale or for which no readily available market exists or engage in a repurchase agreement maturing in more than seven days if, as a result thereof, more than 15% of the value of the Fund's net assets would be invested in such securities.

(xi) The Large Cap Growth Fund does not currently intend to purchase the securities of any issuer if such purchase at the time thereof would cause 10% of any class of securities of such issuer to be held by the Fund, or acquire more than 10% of the outstanding voting securities of such issuer. (All outstanding bonds and other evidences of indebtedness shall be deemed to be a single class of securities of the issuer).

(xii) The Large Cap Growth Fund does not currently intend to purchase or retain the securities of any issuers if those officers and Trustees of the Trust or officers, directors, or partners of its Adviser, owning individually more than one-half of 1% of the securities of such issuer, own in the aggregate more than 5% of the securities of such issuer.

     THE FOLLOWING NONFUNDAMENTAL OPERATING POLICIES ARE APPLICABLE ONLY TO THE MONEY MARKET FUND.

(i) The Money Market Fund does not currently intend to issue or sell any senior security as defined by the 1940 Act except insofar as any borrowing that the Fund may engage in may be deemed to be an issuance of a senior security.

(ii) The Money Market Fund does not currently intend to borrow money, except (a) from a bank, provided that immediately after such borrowing there is asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that, when made, such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets. The Money Market Fund does not currently intend to make any borrowing which would cause outstanding borrowings to exceed one-third of the value of its total assets.

(iii) The Money Market Fund does not currently intend to purchase, hold or deal in real estate.

(iv) The Money Market Fund does not currently intend to purchase, hold or deal in commodities.

(v) The Money Market Fund does not currently intend to engage in the purchase or sale of put or call options.

(vi) The Money Market Fund does not currently intend to make loans to other persons if, as a result, more than one-third of the value of the Fund's total assets would be subject to such loans. This limitation does not apply to (a) the purchase of a portion of an issue of debt securities in accordance with the Fund's investment objective, policies and limitations or (b) engaging in repurchase transactions.

(vii) The Money Market Fund does not currently intend to invest in oil, gas or other mineral explorative or development programs.

(viii) The Money Market Fund does not currently intend to invest more than 25% of its total assets in the securities of issuers in any particular industry; provided, however, that there is no limitation with respect to investments in obligations issued or guaranteed by the United States Government or its agencies or instrumentalities or repurchase agreements with respect thereto.

(ix) The Money Market Fund does not currently intend to purchase the securities of any issuer if such purchase at the time thereof would cause more than 5% of the value of its total assets to be invested in the securities of such issuer (the foregoing limitation does not apply to investments in government securities as defined in the Investment Company Act of 1940).

(x) The Money Market Fund does not currently intend to invest more than 25% of its total assets in a particular industry, except that the Fund may invest more than 25% of total assets in securities of banks. Currently, the Securities and Exchange Commission defines the term "bank" to include U.S. banks and their foreign branches if, in the case of foreign branches, the parent U.S. bank is unconditionally liable for such obligations. These limitations do not apply to obligations of the U.S. government or any of its agencies or instrumentalities. The Money Market Fund does not consider utilities or companies engaged in finance generally to be one industry.

Finance companies will be considered a part of the industry they finance (e.g., GMAC-auto; VISA-credit cards). Utilities will be divided according to the types of services they provide; for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

(xi) The Money Market Fund does not currently intend to purchase securities for which there are legal or contractual restrictions on resale or enter into a repurchase agreement maturing in more than seven days if, as a result thereof, more than 10% of the value of its net assets would be invested in such securities.

(xii) The Money Market Fund does not currently intend to invest more than 5% of its total assets in the securities of any investment company and will not invest more than 10% of the value of its total assets in securities of other investment companies.

(xiii) The Money Market Fund does not currently intend to purchase securities or evidence of interest thereon on "margin." This limitation is not applicable to short-term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities.

(xiv) The Money Market Fund does not currently intend to make short sales of securities, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short.

                                 CODE OF ETHICS

     The Trust, the Advisor and the Fund Sub-Advisors have each adopted a Code of Ethics under Rule 17j-1 of the 1940 Act governing the personal investment activity by investment company personnel, including portfolio managers, and other persons affiliated with the Funds who may be in a position to obtain information regarding investment recommendations or purchases and sales of securities for a Fund. These Codes permit persons covered by the Codes to invest in securities for their own accounts, including securities that may be purchased or held by a Fund, subject to restrictions on investment practices that may conflict with the interests of the Funds.

                             MANAGEMENT OF THE TRUST

BOARD OF TRUSTEES

     Overall responsibility for management and supervision of the Trust rests with the Board of Trustees. The Trustees approve all significant agreements between the Trust and the persons and companies that furnish services to the Trust.

     The names, ages, addresses, present position(s) with the Trust, principal occupation(s) for the past 5 years and other directorships held outside the fund complex for each Trustee and principal officer of the Trust are set forth in the following table:

TRUSTEES OF THE TRUST

INTERESTED TRUSTEES:

------------------------------------------------------------------------------------------------------------------------------------
                                                                                               NUMBER OF
                                                                                                 FUNDS
                          CURRENT        TERM OF                                                OVERSEEN
                        POSITION(S)    OFFICE1 AND                                             WITHIN THE  OTHER DIRECTORSHIPS HELD
   NAME/ADDRESS/        WITH TRUST   LENGTH OF TIME    PRINCIPAL OCCUPATION(S) DURING LAST 5      FUND      BY THE TRUSTEE OUTSIDE
        AGE                              SERVED                        YEARS                    COMPLEX3           THE TRUST
------------------------------------------------------------------------------------------------------------------------------------
John F. Barrett2         Trustee      From December   Chairman of the Board, President and         31     Director of The Andersons
Trustee                               2000 until      Chief Executive Officer of The Western              Inc., Convergys
The Western and                       retirement at   and Southern Life Insurance Company and             Corporation and Fifth
Southern Life                         age 75 or       Western-Southern Life Assurance                     Third Bancorp.
Insurance Company                     until           Company; Director and Vice Chairman of              He is also a Trustee of
400 Broadway                          resignation,    Columbus Life Insurance Company;                    Touchstone Strategic
Cincinnati, OH                        removal or a    Director of Eagle Realty Group, Inc.,               Trust, Touchstone
Age: 52                               successor is    and Chairman of Fort Washington                     Investment Trust and
                                      duly elected.   Investment Advisors, Inc.                           Touchstone Tax-Free
------------------------------------------------------------------------------------------------------------------------------------

                                       29

------------------------------------------------------------------------------------------------------------------------------------
Jill T. McGruder2        Trustee and  From February   President and a director of IFS              32     Director of LaRosa's (a
Touchstone Advisors,     President    1999 - June     Financial Services, Inc. (a holding                 restaurant chain).  She
Inc.                                  1999. From      company), Touchstone Advisors, Inc. (the            is also a Trustee of
221 East Fourth Street                December 2000   Trust's investment advisor) and                     Touchstone Strategic
Cincinnati, OH                        - Present       Touchstone Securities, Inc. (the Trust's            Trust, Touchstone
Age: 46                               until           distributor).  She is Senior Vice                   Investment Trust and
                                      retirement at   President of The Western and Southern               Touchstone Tax-Free Trust.
                                      age 75 or       Life Insurance Company and a director of
                                      until           Capital Analysts Incorporated (a
                                      resignation,    registered investment advisor and
                                      removal or a    broker-dealer), Integrated Fund
                                      successor is    Services, Inc. (the Trust's
                                      duly elected.   administrator and transfer agent) and
                                                      IFS Fund Distributors, Inc. (a
                                                      registered broker-dealer). She is also
                                                      President and a director of IFS Agency
                                                      Services, Inc. (an insurance agency),
                                                      IFS Insurance Agency, Inc. and Fort
                                                      Washington Brokerage Services, Inc. (a
                                                      registered broker-dealer).
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES:
------------------------------------------------------------------------------------------------------------------------------------
J. Leland Brewster  II   Trustee      From December   Retired Senior Partner of Frost Brown        32     Director of Consolidated
c/o Touchstone                        2000 until      Todd LLC (a law firm).                              Health Services, Inc.  He
Advisors, Inc.                        retirement in                                                       is also a Trustee of
221 East Fourth Street                2005 or until                                                       Touchstone Strategic
Cincinnati, OH                        resignation,                                                        Trust, Touchstone
Age: 68                               removal or a                                                        Investment Trust and
                                      successor is                                                        Touchstone Tax-Free Trust.
                                      duly elected.
------------------------------------------------------------------------------------------------------------------------------------
William O. Coleman       Trustee      From December   Retired Vice President of The Procter &      32     Director of LCA-Vision (a
c/o Touchstone                        1999 until      Gamble Company. A Trustee of The Procter            laser vision correction
Advisors, Inc.                        retirement at   & Gamble Profit Sharing Plan and the                company).  He is also a
221 East Fourth Street                age 75 or       Procter & Gamble Employee Stock                     Trustee of Touchstone
Cincinnati, OH                        until           Ownership Plan.                                     Strategic Trust,
Age: 73                               resignation,                                                        Touchstone Investment
                                      removal or a                                                        Trust and Touchstone
                                      successor is                                                        Tax-Free Trust.
                                      duly elected.
------------------------------------------------------------------------------------------------------------------------------------
Phillip R. Cox           Trustee      From July 1994  President an Chief Executive Officer of      32     Director of the Federal
c/o Touchstone                        until           Cox Financial Corp. (a financial                    Reserve Bank of
Advisors, Inc.                        retirement at   services company).                                  Cleveland; Broadwing,
221 East Fourth Street                age 75 or                                                           Inc. (a communications
Cincinnati, OH                        until                                                               company); and Cinergy
Age: 54                               resignation,                                                        Corporation (a utility
                                      removal or a                                                        company).  He is also a
                                      successor is                                                        Trustee of Touchstone
                                      duly elected.                                                       Strategic Trust,
                                                                                                          Touchstone Investment
                                                                                                          Trust and Touchstone
                                                                                                          Tax-Free Trust.
------------------------------------------------------------------------------------------------------------------------------------
H. Jerome Lerner         Trustee      From December   Principal of HJL Enterprises (a              32     Trustee of Touchstone
c/o Touchstone                        2000 until      privately held investment company);                 Strategic Trust,
Advisors, Inc.                        retirement at   Chairman of Crane Electronics, Inc. (a              Touchstone Investment
221 East Fourth Street                age 75 or       manufacturer of electronic connectors).             Trust and Touchstone
Cincinnati, OH                        until                                                               Tax-Free Trust.
Age: 63                               resignation,
                                      removal or a
                                      successor is
                                      duly elected.
------------------------------------------------------------------------------------------------------------------------------------
Oscar P. Robertson       Trustee      From December   President of Orchem, Inc. (a chemical        32     Director of Countrywide
c/o Touchstone                        2000 until      specialties distributor), Orpack Stone              Credit Industries, Inc.
Advisors, Inc.                        retirement at   Corporation (a corrugated box                       (a mortgage company).  He
221 East Fourth Street                age 75 or       manufacturer) and ORDMS (a solution                 is also a Trustee of
Cincinnati, OH                        until           planning firm).                                     Touchstone Strategic
Age: 63                               resignation,                                                        Trust, Touchstone
                                      removal or a                                                        Investment Trust and
                                      successor is                                                        Touchstone Tax-Free Trust.
                                      duly elected.
------------------------------------------------------------------------------------------------------------------------------------

                                       30

------------------------------------------------------------------------------------------------------------------------------------
Robert               E.  Trustee      From July 1994  Retired Partner and Director of KPMG LLP     32     Trustee of Tri-Health,
Stautberg                             until           (a certified public accounting firm).               Inc., Good Samaritan
c/o Touchstone                        retirement at   He is Vice President of St. Xavier High             Hospital and Bethesda
Advisors, Inc.                        age 75 or       School.                                             Hospital.  He is also a
221 East Fourth Street                until                                                               Trustee of Touchstone
Cincinnati, OH                        resignation,                                                        Strategic Trust,
Age: 67                               removal or a                                                        Touchstone Investment
                                      successor is                                                        Trust and Touchstone
                                      duly elected.                                                       Tax-Free Trust.
------------------------------------------------------------------------------------------------------------------------------------

1 Each Trustee is elected to serve until the age of 75 or after five years of service, whichever is greater, or until he sooner dies, resigns or is removed.
2 Mr. Barrett and Ms. McGruder are "interested persons" of the Trust as defined in the Investment Company Act of 1940, as amended, because of his or her relationship with The Western and Southern Life Insurance Company and IFS Financial Services, Inc., respectively. Touchstone Advisors, Inc. (the "Advisor") serves as the investment advisor to the Trust and, accordingly, as investment advisor to each of the Funds. The Advisor is a wholly owned subsidiary of IFS Financial Services, Inc., which is a wholly-owned subsidiary of Western-Southern Life Assurance Company. Western Southern Life Assurance Company is a wholly owned subsidiary of The Western and Southern Life Insurance Company.
3 The Touchstone Family of Funds consists of thirteen series of the Trust, six series of Touchstone Tax-Free Trust, seven series of Touchstone Strategic Trust and six series of Touchstone Investment Trust.


PRINCIPAL OFFICERS:

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    NUMBER OF           OTHER
                                                                                                      FUNDS         DIRECTORSHIPS
                           CURRENT         TERM OF                                                  OVERSEEN         HELD BY THE
                         POSITION(S)     OFFICE1 AND                                               WITHIN THE          TRUSTEE
     NAME/ADDRESS/        WITH TRUST   LENGTH OF TIME     PRINCIPAL OCCUPATION(S) DURING LAST 5       FUND              OUTSIDE
          AGE                              SERVED                         YEARS                      COMPLEX           THE TRUST
------------------------------------------------------------------------------------------------------------------------------------
Jill T. McGruder          President    From June 2000   See information under "interested              N/A                 N/A
                                       for an           trustees"
                                       indefinite
                                       term or until
                                       a successor is
                                       duly elected
                                       and qualified.
------------------------------------------------------------------------------------------------------------------------------------
Maryellen Peretzky       Vice          From June 2000   Senior Vice President and Secretary of         N/A                 N/A
Touchstone Advisors,     President     for an           Fort Washington Brokerage Services,
Inc.                                   indefinite       Inc., Integrated Fund Services, Inc. and
221 East Fourth Street                 term or until    IFS Fund Distributors, Inc. She is
Cincinnati, OH                         a successor is   Assistant Secretary of Fort Washington
Age: 49                                duly elected     Investment Advisors, Inc.
                                       and qualified.
------------------------------------------------------------------------------------------------------------------------------------
Terrie A. Wiedenheft     Controller    From June 2000   Senior Vice President, Chief Financial         N/A                 N/A
Touchstone Advisors,                   for an           Officer and Treasurer of Integrated Fund
Inc.                                   indefinite       Services, Inc.,  IFS Fund Distributors,
221 East Fourth Street                 term or until    Inc. and Fort Washington Brokerage
Cincinnati, OH                         a successor is   Services, Inc. She is Chief Financial
Age: 39                                duly elected     Officer of IFS Financial Services, Inc.,
                                       and qualified.   Touchstone Advisors, Inc. and Touchstone
                                                        Securities, Inc. and Assistant Treasurer
                                                        of Fort Washington Investment Advisors,
                                                        Inc.
------------------------------------------------------------------------------------------------------------------------------------
Scott A. Englehart       Treasurer     From December    President of Integrated Fund Services,         N/A                 N/A
Touchstone Advisors,                   2000 for an      Inc. From 1998 until 2000, he was a
Inc.                                   indefinite       Director, Transfer Agency and Mutual
221 East Fourth Street                 term or until    Fund Distribution for Nationwide
Cincinnati, OH                         a successor is   Advisory Services, Inc. From 1990 until
Age: 39                                duly elected     1998, he was Vice President, Client
                                       and qualified.   Services for BISYS Fund Services.
------------------------------------------------------------------------------------------------------------------------------------

                                       31

------------------------------------------------------------------------------------------------------------------------------------
Tina D. Hosking          Secretary     From June 2000   Vice President and Managing Attorney of        N/A                 N/A
Touchtone Advisors,                    for an           Integrated Fund Services, Inc. and IFS
Inc.                                   indefinite       Fund  Distributors, Inc.
221 East Fourth Street                 term or until
Cincinnati, OH                         a successor is
Age: 33                                duly elected
                                       and qualified.
------------------------------------------------------------------------------------------------------------------------------------

1 Officers are elected to hold such offices until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

Messrs. Brewster, Lerner and Stautberg are members of the Audit Committee. The Audit Committee is responsible for overseeing the Trust's accounting and financial reporting policies, practices and internal controls. There were four Audit Committee meetings in the fiscal year ended December 31, 2001.

Messrs. Coleman, Cox and Robertson are members of the Valuation Committee. The Valuation Committee is responsible for overseeing procedures for valuing securities held by the Trust and responding to any pricing issues that may arise. There were four Valuation Committee meetings in the fiscal year ended December 31, 2001.

Messrs. Brewster, Coleman, Cox and Stautberg are members of the Nominating Committee. The Nominating Committee is responsible for selecting candidates to serve on the Board and its operating committees. There were no Nominating Committee meetings in the fiscal year ended December 31, 2001.

TRUSTEES' OWNERSHIP IN FUNDS

The following table reflects the Trustees' beneficial ownership as of December 31, 2001:

                                 Dollar Range of          Aggregate Dollar
                                 ---------------          ----------------
                               Equity Securities in      Range of Shares in
                               --------------------      ------------------
                               Touchstone Variable      the Touchstone Family
                               -------------------      ---------------------
                                   Series Trust          of Funds Complex(2)
                                   ------------          -------------------

John F. Barrett                        None              $50,001 - $100,000
J. Leland Brewster II                  None               $10,001 - $50,000
William O. Coleman                     None                 $0 - $10,000
Phillip R. Cox                         None                     None
H. Jerome Lerner                       None                 Over $100,000
Jill T. McGruder                       None                 Over $100,000
Oscar P. Robertson                     None                     None
Robert E. Stautberg                    None               $10,001 - $50,000

The following table reflects the Trustees fees paid for the year ended December 31, 2001 (during which period the Trustees received an annual fee of $5,000 plus $1,000 per meeting attended.)

TRUSTEES' COMPENSATION TABLE

                              Trustees'          Deferred        Total Trustees'
                              ---------          --------        ---------------
                            Compensation       Compensation        Compensation
                            ------------       ------------        ------------
                              from the            Accrued         from the Trust
                              --------            -------         --------------
                               Trust           From Trust(1)      and the Fund
                               -----           -------------      ------------
                                                                    Complex(2)
                                                                    ----------

J. Leland Brewster II          $5,125              $3,630             $20,500
William O. Coleman             $5,688              $4,029             $22,750
Phillip R. Cox                 $5,813                --               $23,250
H. Jerome Lerner               $4,938                --               $19,750
Oscar P. Robertson             $5,000              $3,542             $20,000
Robert E. Stautberg            $5,938              $4,083             $23,750

(1) Effective January 1, 2001, each Trustee who is not an interested person of the Trust (an "Independent Trustee") is eligible to participate in the Touchstone Trustee Deferred Compensation Plan which allows the Independent Trustees to defer payment of a specific amount of their Trustee compensation, subject to a minimum quarterly reduction of $1,000. The total amount of deferred compensation accrued by the Independent Trustees from the Touchstone Family of Funds during the fiscal year ended December 31, 2001 is as follows: J. Leland Brewster II - $14,521, William O. Coleman - $16,115, Oscar P. Robertson - $14,167 and Robert E. Stautberg - $16,333.
(2) The Touchstone family of funds consists of thirteen series of the Trust, six series of Touchstone Tax-Free Trust, seven series of Touchstone Strategic Trust and six series of Touchstone Investment Trust. Each Trustee, except Mr. Barrett, is also a Trustee of Touchstone Tax-Free Trust, Touchstone Strategic Trust and Touchstone Investment Trust.

Under a deferred compensation plan (the "Plan") effective January 1, 2001, Independent Trustees may defer receipt of a portion of their annual fees. Deferral of fees in accordance with the Plan will have a negligible effect on a fund's assets, liabilities, and net income per share, and will not obligate a fund to retain the services of any Trustee or to pay any particular level of compensation to the Trustee.

     As of April 2, 2002, the Trustees and officers of the Trust did not own shares in any Fund or the Trust (all series taken together).

CONTROL PERSONS

     As of April 2, 2002, (i) Separate Account 1 of Western-Southern Life Assurance Company, 400 Broadway, Cincinnati, Ohio 45202, an Ohio corporation ("WSLAC"), was the record owner of 76.25% of the outstanding shares of the Growth & Income Fund, 46.02% of the outstanding shares of the Bond Fund, 77.43% of the outstanding shares of the Emerging Growth Fund, 96.09% of the outstanding shares of the International Equity Fund, 90.18% of the outstanding shares of the Balanced Fund, 76.32% of the outstanding shares of the Standby Income Fund, 82.87% of the outstanding shares of the Value Plus Fund, 13.68% of the outstanding shares of the Small Cap Value Fund, 84.63% of the outstanding shares of the High Yield Fund, 15.54% of the outstanding shares of the Enhanced 30 Fund, 20.91% of the Growth/Value Fund, and 16.36% of the Money Market Fund; (ii) WASLIC Company II, 500 Scranton Christiana Road, Newark, Delaware 19713, a Delaware corporation, was the record owner of 82.10% of the outstanding shares of the Small Cap Value Fund, 13.49% of the outstanding shares of the High Yield Fund, 83.20% of the outstanding shares of the Enhanced 30 Fund, and 48.70% of the Large Cap Growth Fund ; (iii) Separate Account A of The Western and Southern Life Insurance Company, 400 Broadway, Cincinnati, Ohio 45202, an Ohio corporation ("WSLIC"), was record owner of 23.14% of the outstanding shares of the Growth and Income Fund, 47.87% of the outstanding shares of the Bond Fund, 12.14% of the outstanding shares of the Value Plus Fund, and 46.85% of the outstanding shares of the Large Cap Growth Fund; (iv) Integrity Life Insurance Company, 515 W. Market Street, Louisville, Kentucky, was record owner of 10.66% of the outstanding shares of the Money Market Fund and 8.98% of the outstanding shares of the Growth Value Fund; and (v) WSLAC was the record owner of 19.21% of the outstanding shares of the Emerging Growth Fund, 6.13% of the outstanding shares of the Balanced Fund, 20.39% of the outstanding shares of the Standby Income Fund, 68.04% of the outstanding shares of the Growth/Value Fund, and 70.60% of the outstanding shares of the Money Market Fund. WSLAC and Integrity Life Insurance Company are wholly owned subsidiaries of WSLIC. Because it is the owner of record of more than 25% of the Fund's outstanding shares as of April 2, 2002, Separate Account 1 of WSLAC may be deemed to control the Growth & Income Fund, the Bond Fund, the Emerging Growth Fund, the International Equity Fund, the Balanced Fund, the Standby Income Fund, the Value Plus Fund and the High Yield Fund, WASLIC Company II may be deemed to control the Small Cap Value Fund, the Enhanced 30 Fund and the Large Cap Growth Fund,

Separate Account A of WSLIC may be deemed to control the Bond Fund and the Large Cap Growth Fund and WSLAC may be deemed to control the Growth/Value Fund and the Money Market Fund.

                     INVESTMENT ADVISORY AND OTHER SERVICES

ADVISOR

     Touchstone Advisors, Inc., located at 221 East Fourth Street, Cincinnati, Ohio 45202, serves as the investment advisor to the Trust and, accordingly, as investment advisor to each of the Funds. The Advisor is a wholly-owned subsidiary of IFS Financial Services, Inc., which is a wholly-owned subsidiary of Western-Southern Life Assurance Company. Western Southern Life Assurance Company is a wholly-owned subsidiary of The Western and Southern Life Insurance Company.

     Touchstone Advisors provides service to each Fund pursuant to an Investment Advisory Agreement with the Trust (the "Advisory Agreement"). The services provided by the Advisor consist of directing and supervising each Fund Sub-Advisor, reviewing and evaluating the performance of each Fund Sub-Advisor and determining whether or not any Fund Sub-Advisor should be replaced. The Advisor furnishes at its own expense all facilities and personnel necessary in connection with providing these services. The Advisory Agreement will continue in effect if such continuance is specifically approved at least annually by the Trustees and by a majority of the Board of Trustees who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Advisory Agreement.

     The Advisory Agreement is terminable, with respect to a Fund without penalty on not more than 60 days' nor less than 30 days' written notice by (1) the Trust when authorized either by (a) in the case of a Fund, a majority vote of the Fund's shareholders or (b) a vote of a majority of the Board of Trustees or (2) the Advisor. The Advisory Agreement will automatically terminate in the event of its assignment. The Advisory Agreement provides that neither the Advisor nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in its services to the Funds, except for willful misfeasance, bad faith or gross negligence or reckless disregard of its or their obligations and duties under the Advisory Agreement.

     In considering whether to approve the continuation of the Advisory Agreement between the Trust and the Adviser, the Board of Trustees requested, and the Adviser furnished, information necessary for a majority of the Trustees, including a majority of the Independent Trustees to make the determination that continuance of the Advisory Agreement was in the best interest of each Fund and its shareholders. In re-approving the Advisory Agreement, and in evaluating the fairness of the compensation to be received by the Adviser pursuant to the Agreement, the Board considered the overall quality of the Adviser's services in light of the fees paid by the Funds. Specifically, the Board's analysis focused on: (1) the nature and quality of services to be performed for the Funds; (2) the costs of providing services to the Funds; (3) comparative information on fees and expenses borne by other funds; (4) comparative funds' performance and other competitive factors; and (5) the existence of economies of scale that might be reflected in fee rates or schedules by means of breakpoints or other measures. In addition, counsel to the Independent Trustees provided them with a memorandum discussing their duties and responsibilities in connection with the contractual arrangements involving the Funds and met separately with the Independent Trustees to discuss this matter.

     The Trust and Touchstone Advisors have applied to the SEC for an exemptive order that, if granted, will permit the Trust or Touchstone Advisors, under certain circumstances, to select or change investment advisors, enter into new sub-advisory agreements or amend existing sub-advisory agreements without first obtaining shareholder approval. Shareholders of the Fund will be notified of any changes in its sub-advisor.

     The Trust's Prospectus contains a description of fees payable to the Advisor for services under the Advisory Agreement.

     For the periods indicated, each Fund incurred the following investment advisory fees equal on an annual basis to the following percentages of the average daily net assets of each Fund.

                                                For the           For the           For the
                             Advisory Fee         Year              Year              Year
                                 Rate            Ended             Ended             Ended
Advisory Fees                                   12/31/01          12/31/00          12/31/99
                            --------------    ------------      ------------      ------------
International Equity Fund        0.95%          $208,114          $349,024          $326,334
Emerging Growth Fund             0.80%          $293,271          $317,955          $249,804
Small Cap Value Fund             0.80%          $ 79,639          $102,559          $ 56,215     (a)
Growth/Value Fund                1.00%          $ 34,253            N/A               N/A        (c)
Large Cap Growth Fund            0.75%          $ 39,323            N/A               N/A        (c)
Enhanced 30 Fund                 0.65%          $ 75,435          $ 80,920          $ 49,247     (a)
Value Plus Fund                  0.75%          $ 51,558          $ 50,525          $ 53,453
Growth & Income Fund             0.80%          $345,077          $450,219          $593,584     (b)
Balanced Fund                    0.80%          $244,148          $268,744          $323,935
High Yield Fund                  0.50%          $105,765          $ 91,933          $ 59,450     (a)
Bond Fund                        0.55%          $186,182          $182,029          $209,984     (b)
Standby Income Fund              0.25%          $ 55,960          $ 65,146          $ 70,038
Money Market Fund                0.50%          $ 20,618            N/A               N/A        (c)

(a) For the period 5/1/99 (inception) to 12/31/99
(b) For the period 1/1/99 (inception) to 12/31/99
(c) Fund commenced operations on May 1, 2001

     The Trust, on behalf of each Fund, has entered into a Sponsor Agreement with the Advisor under which the Advisor provides oversight of the various service providers to the Trust. Pursuant to the Sponsor Agreement, the Advisor is entitled to a fee from each Fund equal on an annual basis to 0.20% of the average daily net assets of that Fund. The Advisor has agreed to waive its fees under the Sponsor Agreement or reimburse certain other fees and expenses of each Fund such that after such waivers and reimbursements, the aggregate Operating Expenses of each Fund (as used herein, "Operating Expenses" include amortization of organizational expenses but is exclusive of interest, taxes, brokerage commissions and other portfolio transaction expenses, capital expenditures and extraordinary expenses) do not exceed that Fund's expense cap (the "Expense Cap"). Each Fund's Expense Cap is as follows: International Equity Fund - 1.25%; Emerging Growth Fund - 1.15%; Small Cap Value Fund - 1.00%; Growth/Value Fund - 1.10%, Large Cap Growth Fund - 0.95%, Enhanced 30 Fund - 0.75%; Value Plus Fund
- 1.15%; Growth & Income Fund - 0.85%; Balanced Fund - 0.90%; High Yield Fund - 0.80%; Bond Fund - 0.75%; Standby Income Fund - 0.50%; and Money Market Fund - 0.60%. With respect to any Fund other than the High Yield Fund, an Expense Cap may be terminated with respect to a Fund upon 30 days prior written notice by the Sponsor at the end of any calendar quarter after December 31, 2002. With respect to the High Yield Fund, an Expense Cap may be terminated upon 30 days prior written notice by the Sponsor at the end of any calendar quarter after April 30, 2004. The Advisor has further agreed to waive its sponsor fee with respect to the High Yield Fund until June 28, 2003. The Advisor waived all fees under the Sponsor Agreement through December 31, 2001. In addition to waiving its fees under the Sponsor Agreement, for the periods indicated, the Advisor reimbursed each Fund the following amounts:

                                 For the          For the          For the
                                   Year             Year             Year
                                  Ended            Ended            Ended
Fees Reimbursed                  12/31/01         12/31/00         12/31/99
                               ------------     ------------     ------------

International Equity Fund        $165,925         $115,014         $133,659
Emerging Growth Fund               N/A            $     --         $ 18,047
Small Cap Value Fund             $ 95,831         $ 82,998         $ 57,768  (a)
Growth/Value Fund                $ 58,323           N/A              N/A     (c)
Large Cap Growth Fund            $ 59,575           N/A              N/A     (c)
Enhanced 30 Fund                 $ 96,890         $ 89,981         $ 61,666  (a)
Value Plus Fund                  $ 61,101         $ 54,478         $ 73,108
Growth & Income Fund             $132,393         $135,332         $169,442  (b)
Balanced Fund                    $ 99,446         $ 88,713         $100,004

High Yield Fund                  $ 80,143         $ 77,000         $ 52,269  (a)
Bond Fund                        $ 48,329         $ 46,231         $ 46,629  (b)
Standby Income Fund              $ 58,242         $ 45,163         $ 48,355
Money Market Fund                $ 62,945           N/A              N/A     (c)

(a)  For the period 5/1/99 (inception) to 12/31/99
(b)  For the period 1/1/99 (inception) to 12/31/99
(c)  Fund commenced operations on May 1, 2001

FUND SUB-ADVISORS

     The Advisor has, in turn, entered into a portfolio advisory agreement (each, a "Fund Agreement") with each Fund Sub-Advisor selected by the Advisor for a Fund. Under the direction of the Advisor and, ultimately, of the Board of Trustees, each Fund Sub-Advisor is responsible for making all of the day-to-day investment decisions for the respective Fund (or portion of a Fund).

     Each Fund Sub-Advisor furnishes at its own expense all facilities and personnel necessary in connection with providing these services. Each Fund Agreement contains provisions similar to those described above with respect to the Advisory Agreement.

     The Trust's Prospectus contains a description of fees payable to each Fund Sub-Advisor for the services it provides under each Fund Agreement.

ADMINISTRATOR, FUND ACCOUNTING AGENT, CUSTODIAN AND TRANSFER AGENT

     For the year ended December 31, 2001, Investors Bank & Trust Company ("Investors Bank"), 200 Clarendon Street, Boston, Massachusetts 02116, served as administrator, fund accounting agent, custodian and transfer agent for the Trust. Investors Bank was organized in 1969 as a Massachusetts-chartered trust company and is a wholly-owned subsidiary of Investors Financial Services Corp., a publicly-held corporation and holding company registered under the Bank Holding Company Act of 1956.

     As administrator and fund accounting agent, Investors Bank provided, on behalf of the Trust and its Funds, accounting, clerical and bookkeeping services; the daily calculation of net asset values and unit values; corporate secretarial services; assistance in the preparation of management reports; preparation and filing of tax returns, registration statements, and reports to shareholders and to the Securities and Exchange Commission. Investors Bank also provided personnel to serve as certain officers of the Trust.

     As custodian, Investors Bank holds cash, securities and other assets of the Trust as required by the Investment Company Act of 1940. As transfer agent, Investors Bank was responsible for the issuance and redemption of shares and the establishment and maintenance of shareholder accounts for the Trust and its Portfolios.

     For its services as administrator and fund accounting agent, the Trust paid fees to Investors Bank, which were computed and paid monthly. Such fees equal, in the aggregate, 0.12% on an annual basis of the average daily net assets of all the Funds for which Investors Bank acts as fund accounting agent and administrator up to $1 billion in assets and 0.08% on an annual basis of average daily net assets which exceed $1 billion, subject to certain annual minimum fees.

     As of March 17, 2002, Integrated Fund Services, Inc., 221 East Fourth Street, Suite 300, Cincinnati, Ohio 45202, serves as administrator, accounting agent and transfer agent to the Trust. Integrated is a wholly-owned indirect subsidiary of IFS Holdings, Inc., which in turn is a wholly-owned indirect subsidiary of The Western and Southern Life Insurance Company. Integrated is an affiliate of the Advisor, certain Fund Sub-Advisors and Touchstone by reason of common ownership.

     For its services as administrator and accounting agent, the Trust pays fees to Integrated that are computed daily and paid monthly. Such fees equal, in the aggregate, 0.10% on an annual basis of the average daily net assets of all of the Funds for which Integrated acts as administrator, accounting agent up to $1 billion in assets and 0.08% on an annual basis of average daily net assets which exceed $1 billion, subject to certain annual minimum fees.

     The Funds incurred and paid to Investors Bank the following custody, administration and fund accounting fees for the periods indicated:

                                 For the          For the           For the
                                  Year              Year              Year
                                  Ended            Ended             Ended
Administration Fees              2/31/01  *       12/31/00  *      12/31/99  *
                               ------------     ------------     ------------

International Equity Fund        $196,523         $197,435         $193,206
Emerging Growth Fund             $ 86,304         $ 90,002         $ 90,100
Small Cap Value Fund             $ 99,482         $ 95,460         $ 57,676  (a)
Growth/Value Fund                $ 54,056           N/A              N/A     (c)
Large Cap Growth Fund            $ 60,692           N/A              N/A     (c)
Enhanced 30 Fund                 $ 90,735         $ 88,823         $ 54,056  (a)
Value Plus Fund                  $ 78,780         $ 75,880         $ 86,513
Growth & Income Fund             $ 95,949         $ 99,594         $126,012  (b)
Balanced Fund                    $ 92,717         $ 85,159         $ 89,865
High Yield Fund                  $ 92,986         $ 89,043         $ 55,339  (a)
Bond Fund                        $ 77,343         $ 77,106         $ 78,266  (b)
Standby Income Fund              $ 88,322         $ 82,846         $ 81,490
Money Market Fund                $ 58,707           N/A              N/A     (c)

* Amounts include custody fees
(a)  For the period 5/1/99 (inception) to 12/31/99
(b)  For the period 1/1/99 (inception) to 12/31/99
(c)  Fund had not commenced operations as of May 1, 2001

COUNSEL AND INDEPENDENT AUDITORS

     Frost Brown Todd, LLC, 2200 PNC Center, 201 East Fifth Street, Cincinnati, OH 45202-4182, serves as counsel to the Trust. Ernst & Young LLP, 1300 Chiquita Center, 250 East Fifth Street, Cincinnati, OH 45202, serves as independent auditors of the Trust and each Fund, providing audit services, tax return review and assistance and consultation in connection with the review of filings with the SEC.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

BROKERAGE TRANSACTIONS

     The Fund Sub-Advisors are responsible for decisions to buy and sell securities, futures contracts and options on such securities and futures for each Fund, the selection of brokers, dealers and futures commission merchants to effect transactions and the negotiation of brokerage commissions, if any. Broker-dealers may receive brokerage commissions on portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon the exercise of options. Orders may be directed to any broker-dealer or futures commission merchant, including to the extent and in the manner permitted by applicable law, the Advisor, the Fund Sub-Advisors or their subsidiaries or affiliates. Purchases and sales of certain portfolio securities on behalf of a Fund are frequently placed by the Fund Sub-Advisor with the issuer or a primary or secondary market-maker for these securities on a net basis, without any brokerage commission being paid by the Fund. Trading does, however, involve transaction costs. Transactions with dealers serving as market-makers reflect the spread between the bid and asked prices. Purchases of underwritten issues may be made which will include an underwriting fee paid to the underwriter.

     The Fund Sub-Advisors seek to evaluate the overall reasonableness of the brokerage commissions paid through familiarity with commissions charged on comparable transactions, as well as by comparing commissions paid by the Fund to reported commissions paid by others. In placing orders for the purchase and sale of securities for a Fund, the Fund Sub-Advisors take into account such factors as price, commission (if any, negotiable in the case of national securities exchange transactions), size of order, difficulty of execution and skill required of the executing broker-dealer. The Fund Sub-Advisors review on a routine basis commission rates, execution and settlement services performed, making internal and external comparisons.

     The Fund Sub-Advisors are authorized, consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, when placing portfolio transactions for a Fund with a broker to pay a brokerage commission (to the extent applicable) in excess of that which another broker might have charged for effecting the same transaction on account of the receipt of research, market or statistical information. The term "research, market or statistical information" includes advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. A Fund Sub-Advisor may use this research information in managing a Fund's assets, as well as the assets of other clients.

     Consistent with the policy stated above, the Rules of Conduct of the National Association of Securities Dealers, Inc. and such other policies as the Board of Trustees may determine, the Fund Sub-Advisors may consider sales of shares of the Trust or the Funds as a factor in the selection of broker-dealers to execute portfolio transactions. The Fund Sub-Advisor will make such allocations if commissions are comparable to those charged by nonaffiliated, qualified broker-dealers for similar services.

     Except for implementing the policies stated above, there is no intention to place portfolio transactions with particular brokers or dealers or groups thereof. In effecting transactions in over-the-counter securities, orders are placed with the principal market-makers for the security being traded unless, after exercising care, it appears that more favorable results are available otherwise.

     Although certain research, market and statistical information from brokers and dealers can be useful to a Fund and to the corresponding Fund Sub-Advisor, it is the opinion of the management of the Funds that such information is only supplementary to the Fund Sub-Advisor's own research effort, since the information must still be analyzed, weighed and reviewed by the Fund Sub-Advisor's staff. Such information may be useful to the Fund Sub-Advisor in providing services to clients other than the Funds, and not all such information is used by the Fund Sub-Advisor in connection with the Funds. Conversely, such information provided to the Fund Sub-Advisor by brokers and dealers through whom other clients of the Fund Sub-Advisor effect securities transactions may be useful to the Fund Sub-Advisor in providing services to the Funds.

     In certain instances there may be securities which are suitable for a Fund as well as for one or more of the respective Fund Sub-Advisor's other clients. Investment decisions for a Fund and for the Fund Sub-Advisor's other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment advisor, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as a Fund is concerned. However, it is believed that the ability of a Fund to participate in volume transactions will produce better executions for the Fund.

COMMISSIONS

     The Funds paid the following brokerage commissions for the periods indicated:

                                  For the          For the          For the
                                   Year             Year             Year
                                   Ended            Ended            Ended
Commissions                      12/31/01         12/31/00         12/31/99
                               ------------     ------------     ------------

International Equity Fund        $106,756         $140,267         $214,599
Emerging Growth Fund             $ 66,958         $ 67,521         $ 65,019
Small Cap Value Fund             $ 28,305         $ 79,045         $ 53,699  (a)
Growth/Value Fund                $ 11,511            N/A              N/A    (c)
Large Cap Growth Fund            $ 16,642            N/A              N/A    (c)
Enhanced 30 Fund                 $  2,424         $  6,420         $ 13,850  (a)
Value Plus Fund                  $  9,543         $  9,628         $ 20,538
Growth & Income Fund             $115,911         $117,824         $100,021  (b)

Balanced Fund                    $ 43,960         $ 41,347         $ 74,011
High Yield Fund                      -                -                -     (a)
Bond Fund                            -            $  1,548         $    500  (b)
Standby Income Fund                  -                -                -
Money Market Fund                    -               N/A              N/A    (c)

(a)  For the period 5/1/99 (inception) to 12/31/99
(b)  For the period 1/1/99 (inception) to 12/31/99
(c)  Fund had not commenced operations as of May 1, 2001

                       CAPITAL STOCK AND OTHER SECURITIES

     Shares of the Trust do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees. Shares are transferable but have no preemptive, conversion or subscription rights. Shareholders generally vote by Fund, except with respect to the election of Trustees and the ratification of the selection of independent accountants.

     Massachusetts   law  provides   that   shareholders   could  under  certain
circumstances be held personally liable for the obligations of the Trust. However, the Trust's Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Declaration of Trust provides for indemnification from the Trust's property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations, a possibility that the Trust believes is remote. Upon payment of any liability incurred by the Trust, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Trust. The Trustees intend to conduct the operations of the Trust in a manner so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Trust.

                   PURCHASE, REDEMPTION AND PRICING OF SHARES

OFFERING PRICE

     Shares of the Funds are offered at NAV (as defined in the Prospectus).

VALUATION OF SECURITIES

     The value of each security for which readily available market quotations exists is based on a decision as to the broadest and most representative market for such security. The value of such security is based either on the last sale price on a national securities exchange, or, in the absence of recorded sales, at the readily available closing bid price on such exchanges, or at the quoted bid price in the over-the-counter market. Securities listed on a foreign exchange are valued at the last quoted sale price available before the time net assets are valued. Unlisted securities are valued at the average of the quoted bid and asked prices in the over-the-counter market. Debt securities are valued by a pricing service which determines valuations based upon market transactions for normal, institutional-size trading units of similar securities. Securities or other assets for which market quotations are not readily available are valued at fair value in accordance with procedures established by the Board. Such procedures include the use of independent pricing services, which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. All portfolio securities with a remaining maturity of less than 60 days are valued at amortized cost, which approximates market.

     The accounting records of the Funds are maintained in U.S. dollars. The market value of investment securities, other assets and liabilities and forward contracts denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rates at the end of the period. Purchases and sales of securities, income receipts, and expense payments are translated at the exchange rate prevailing on the respective dates of such transactions. Reported net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received.

REDEMPTION IN KIND

     Each Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase order by making payment in whole or in part in readily marketable securities chosen by the Trust and valued as they are for purposes of computing the Fund's net asset value (a redemption in kind). If payment is made in securities a shareholder may incur transaction expenses in converting these securities into cash. The Trust, on behalf of each Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which each Fund is obligated to redeem shares or with respect to any one investor during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period.

                              TAXATION OF THE FUNDS

     The Trust intends to qualify annually and to elect each Fund to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code").

     To qualify as a regulated investment company, each Fund must, among other things: (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies; (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies); and (c) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) and its net tax-exempt interest income, if any, each taxable year.

     As a regulated investment company, each Fund will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, that it distributes to shareholders. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gains. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, the Fund must distribute during each calendar year an amount equal to the sum of: (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year; (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses, as prescribed by the Code) for the one-year period ending on October 31 of the calendar year; and (3) any ordinary income and capital gains for previous years that was not distributed during those years. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. To prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement.

FOREIGN TAXES

     Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the effective rate of foreign tax in advance since the amount of each applicable Fund's assets to be invested in various countries will vary.

     If a Fund is liable for foreign taxes, and if more than 50% of the value of the Fund's total assets at the close of its taxable year consists of stocks or securities of foreign corporations, it may make an election pursuant to which certain foreign taxes paid by it would be treated as having been paid directly by shareholders of the entities, which have invested in the Fund. Pursuant to such election, the amount of foreign taxes paid will be included in the income of the investing entities' shareholders and such investing entities' shareholders (except tax-exempt shareholders) may, subject to certain limitations, claim either a credit or deduction for the taxes. Each such investor will be notified after the close of the Fund's taxable year whether the foreign taxes paid will "pass through" for that year and, if so, such notification will designate (a) the shareholder's portion of the foreign taxes paid to each such country and (b) the portion which represents income derived from sources within each such country.

     The amount of foreign taxes for which an investor may claim a credit in any year will generally be subject to a separate limitation for "passive income," which includes, among other items of income, dividends, interest and certain foreign currency gains. Because capital gains realized by the Fund on the sale of foreign securities will be treated as U.S.-source income, the available credit of foreign taxes paid with respect to such gains may be restricted by this limitation.

FOREIGN INCOME TAXES: Net income or capital gains earned by any Fund investing in foreign securities may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that entitle the Funds to a reduced tax rate or even a tax exemption on related income and gains. It is impossible to determine the effective rate of foreign tax in advance since the amount of these Funds' assets to be invested within various countries is not known. Plus, a Fund may elect to treat foreign income taxes as income taxes paid by its shareholders for U.S. federal income tax purposes, under U.S. federal income tax principals, if a Fund meets certain requirements. These requirements of a Fund include:

     o    qualification as a regulated investment company;
     o    satisfaction of certain distribution requirements; and
     o    more than 50% of the value of that  Fund's  assets at the close of the
          taxable  year  must  consist  of  stocks  or   securities  of  foreign
          corporations.

     If a Fund makes this election, an amount equal to the foreign income taxes paid by the Fund would be included in the income of its shareholders. The shareholders would then be allowed to credit their portions of this amount against their U.S. tax liabilities, if any, or to deduct it from their U.S. taxable income, if any. Shortly after any year for which it makes this election, a Fund will report to its shareholders, in writing, the amount per share of foreign tax that must be included in each shareholder's gross income and the amount which will be available for deduction or credit.

INTERNATIONAL EQUITY FUND: The International Equity Fund is expected to qualify for and elect to treat foreign income taxes as income taxes paid by its shareholders for U.S. federal income tax purposes in most of its taxable years (but not necessarily all).

     >> SPECIAL TAX CONSIDERATION: No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Certain limitations will be imposed on the extent to which the credit (but not the deduction) for foreign taxes may be claimed.

DISTRIBUTIONS

     Dividends paid out of the Fund's investment company taxable income will be taxable to a U.S. shareholder as ordinary income. Distributions of net capital gains, if any, designated as capital gain dividends are taxable as long-term capital gains, regardless of how long the shareholder has held the Fund's shares, and are not eligible for the dividends-received deduction. Shareholders receiving distributions in the form of additional shares, rather than cash, generally will have a cost basis in each such share equal to the net asset value of a share of the Fund on the reinvestment date. Shareholders will be notified annually as to the U.S. federal tax status of distributions.

FOREIGN WITHHOLDING TAXES

     Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries.

BACKUP WITHHOLDING

     A Fund may be required to withhold U.S. federal income tax at the rate of 30% of all taxable distributions payable in 2002 and 2003 to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability.

OTHER TAXATION

     The Trust is organized as a Massachusetts business trust and, under current law, neither the Trust nor any Fund is liable for any income or franchise tax in the Commonwealth of Massachusetts, provided that the Fund continues to qualify as a regulated investment company under Subchapter M of the Code.

TAXATION OF VARIABLE CONTRACTS

     For a discussion of tax consequences of variable contracts, please refer to your insurance company's separate account prospectus.

     Variable contracts purchased through insurance company separate accounts provide for the accumulation of all earnings from interest, dividends and capital appreciation without current federal income tax liability to the owner. Depending on the variable contract, distributions from the contract may be subject to ordinary income tax and a 10% penalty tax on distributions before age 59 1/2. Only the portion of a distribution attributable to income is subject to federal income tax. Investors should consult with competent tax advisors for a more complete discussion of possible tax consequences in a particular situation.

     Section 817(h) of the Code provides that the investments of a separate account underlying a variable insurance contract (or the investments of a mutual fund, the shares of which are owned by the variable separate account) must be "adequately diversified" in order for the contract to be treated as an annuity or life insurance for tax purposes. The Department of the Treasury has issued regulations prescribing these diversification requirements. Each Fund intends to comply with these requirements.

                             PERFORMANCE INFORMATION

     From time to time, quotations of a Fund's performance may be included in advertisements, sales literature or shareholder reports, if accompanied by performance of your insurance company's corresponding insurance separate account. These performance figures are calculated in the following manner:

YIELD:

     Yields for a Fund used in advertising are computed by dividing the Fund's interest and dividend income for a given 30-day or one-month period, net of expenses, by the average number of shares entitled to receive distributions during the period, dividing this figure by the Fund's net asset value per share at the end of the period, and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Income is calculated for purposes of yield quotations in accordance with standardized methods applicable to all stock and bond mutual funds. Dividends from equity investments are treated as if they were accrued on a daily basis, solely for the purpose of yield calculations. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. Capital gains and losses generally are excluded from the calculation.

     Income calculated for the purposes of calculating a Fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yield quoted for a Fund may differ from the rate of distributions of the Fund paid over the same period or the rate of income reported in the Fund's financial statements. For the 30-day period ended December 31, 2001, the Fund's yields were as follows:

     Balanced Fund 2.28%, High Yield Fund 10.95% and Standby Income Fund 2.68%.

     The Standby Income Fund's 7-day yield for the period ended December 31, 2001 was 2.69%.

TOTAL RETURN:

     A Fund's standardized average annual total return is calculated for certain periods by determining the average annual compounded rates of return over those periods that would cause an investment of $1,000 (with all distributions reinvested) to reach the value of that investment at the end of the periods. A Fund may also calculate non-standardized total return figures which represent aggregate (not annualized) performance over any period or year-by-year performance.

Average Annual                                                      Since         Inception
Total Return                       One Year       Five Years      Inception          Date
                                  ------------   -------------   -------------   -------------
International Equity Fund           -29.67%          1.42%          2.59%          11/21/94
Emerging Growth Fund                -2.62%          16.92%          16.33%         11/21/94
Small Cap Value Fund                -14.16%          N/A             2.94%          5/1/99
Growth/Value Fund                     N/A            N/A           -13.50%          5/1/01
Large Cap Growth Fund                 N/A            N/A           -10.10%          5/1/01
Enhanced 30 Fund                    -11.45%          N/A            -3.43%          5/1/99
Value Plus Fund                     -0.88%           N/A            4.97%           5/1/98
Growth & Income Fund                -5.28%           N/A            2.84%           1/1/99
Balanced Fund                        2.67%           9.66%          12.74%         11/21/94
High Yield Fund                      6.93%           N/A            -0.91%          5/1/99
Bond Fund                            7.85%           N/A            5.15%           1/1/99
Standby Income Fund                  4.69%          5.40%           5.44%          11/21/94
Money Market Fund                     N/A            N/A            2.09%           5/1/01

     Any total return quotation provided for a Fund should not be considered as representative of the performance of the Fund in the future since the net asset value of shares of the Fund will vary based not only on the type, quality and maturities of the securities held in the Fund, but also on changes in the current value of such securities and on changes in the expenses of the Fund. These factors and possible differences in the methods used to calculate total return should be considered when comparing the total return of a Fund to total returns published for other investment companies or other investment vehicles. Total return reflects the performance of both principal and income.

     In connection with communicating its performance to current or prospective shareholders, a Fund also may compare these figures to the performance of other mutual funds tracked by mutual fund rating services, to the performance of various indices and investments for which reliable performance data is available. The performance figures of unmanaged indices may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs. The performance of the Funds may also be compared to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. Evaluations of a Fund's performance made by independent sources may also be used in advertisements concerning the Fund. Sources for a Fund's performance information could include Asian Wall Street Journal, Barron's, Business Week, Changing Times, The Kiplinger Magazine, Consumer Digest, Financial Times, Financial World, Forbes, Fortune, Global Investor, Investor's Daily, Lipper Analytical Services, Inc.'s Mutual Fund Performance Analysis, Money, The New York Times, Personal Investing News, Personal Investor, Success, U.S. News and World Report, The Wall Street Journal and CDA/Weisenberger Investment Companies Services.

                              FINANCIAL STATEMENTS

     The following financial statements for the Trust at and for the fiscal periods indicated are incorporated herein by reference from their current annual report to shareholders filed with the SEC pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder. A copy of each such report will be provided, without charge, to each person receiving this Statement of Additional Information.

     TOUCHSTONE VARIABLE SERIES TRUST
     Schedule of Investments, December 31, 2001
     Statement of Assets and Liabilities, December 31, 2001
     Statement of Operations, for the year ended December 31, 2001
     Statement of Changes in Net Assets for the year ended December 31, 2001 Financial Highlights
     Notes to Financial Statements
     Report of Independent Accountants

                                    APPENDIX

BOND AND COMMERCIAL PAPER RATINGS

     Set forth below are descriptions of the ratings of Moody's and S&P, which represent their opinions as to the quality of the securities which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality.

MOODY'S BOND RATINGS

     Aaa. Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B. Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C. Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Unrated. Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

     Should no rating be assigned, the reason may be one of the following:

     1.   An application for rating was not received or accepted.
     2. The issue or issuer belongs to a group of securities that are not rated as a matter of policy.
     3.   There is a lack of essential data pertaining to the issue or issuer.
     4. The issue was privately placed, in which case the rating is not published in Moody's publications.

     Suspension or withdrawal may occur if new and material circumstances arise, the effect of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

     Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa-1, A-1, Baa-1, Ba-1 and B-1.

S&P'S BOND RATINGS

     AAA. Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

     AA. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from higher rated issues only in a small degree.

     A. Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in the highest rated categories.

     BBB. Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

     BB, B, CCC, CC and C. Bonds rated BB, B, CCC, CC, and C are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of this obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, they are outweighed by large uncertainties of major risk exposures to adverse conditions.

     C1. The rating C1 is reserved for income bonds on which no interest is being paid.

     D. Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

     Plus (+) or Minus (-). The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     NR. Indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

S&P'S COMMERCIAL PAPER RATINGS

     A is the highest commercial paper rating category utilized by S&P, which uses the numbers 1+, 1, 2 and 3 to denote relative strength within its A classification. Commercial paper issues rated A by S&P have the following characteristics: Liquidity ratios are better than industry average. Long-term debt rating is A or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow are in an upward trend. Typically, the issuer is a strong company in a well-established industry and has superior management.

MOODY'S COMMERCIAL PAPER RATINGS

     Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity.

     Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

                                         TOUCHSTONE VARIABLE SERIES TRUST

                                         o TOUCHSTONE INTERNATIONAL EQUITY FUND
                                         o TOUCHSTONE EMERGING GROWTH FUND
INVESTMENT ADVISOR                       o TOUCHSTONE SMALL CAP VALUE FUND
                                         o TOUCHSTONE GROWTH/VALUE FUND
Touchstone Advisors, Inc.                o TOUCHSTONE LARGE CAP GROWTH FUND
221 East Fourth Street, Suite 300        o TOUCHSTONE ENHANCED 30 FUND
Cincinnati, Ohio 45202                   o TOUCHSTONE VALUE PLUS FUND
                                         o TOUCHSTONE GROWTH & INCOME FUND
ADMINISTRATOR, FUND ACCOUNTING           o TOUCHSTONE BALANCED FUND
AGENT AND TRANSFER AGENT                 o TOUCHSTONE HIGH YIELD FUND
                                         o TOUCHSTONE BOND FUND
Integrated Fund Services, Inc.           o TOUCHSTONE STANDBY INCOME FUND
221 East Fourth Street, Suite 300        o TOUCHSTONE MONEY MARKET FUND
Cincinnati, Ohio 45202

CUSTODIAN                                STATEMENT OF ADDITIONAL INFORMATION

Investors Bank & Trust Company           MAY 1, 2002
200 Clarendon Street                     (REVISED JANUARY 16, 2003)
Boston, Massachusetts 02116

INDEPENDENT AUDITORS

Ernst & Young LLP
1300 Chiquita Center
250 East Fifth Street
Cincinnati, Ohio 45202

LEGAL COUNSEL

Frost Brown Todd LLC
2200 PNC Center
201 East Fifth Street
Cincinnati, OH 45202-4182